Information contained herein, marked with [**], has been omitted pursuant to a request for confidential treatment. A complete copy of this document has been supplied to the Securities and Exchange Commission under separate cover.

Materials presented to the Board of Directors of Avatex Corporation on May 6, 1999 by Houlihan Lokey Howard & Zukin Financial Advisors, Inc. with respect to the solvency opinion described in Exhibit 99.17(b)(3).

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

          Presentation to
          The Board of Directors of
          Avatex Corporation

          ----------------------------------------------------------------------

          May 6, 1999

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Table of Contents
            --------------------------------------------------------------------

   [LOGO]   HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.
            1650 Tysons Blvd., Suite 565
            McLean, VA 22102
            (703) 847-5225    http://www.hlhz.com
            Washington D.C.  Los Angeles  Chicago  San Francisco  New York
              Minneapolis  Dallas  Atlanta  Toronto  Seoul  Hong Kong


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                          Houlihan Lokey Howard & Zukin Financial Advisors, Inc.
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

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                                                              Avatex Corporation
--------------------------------------------------------------------------------

Table of Contents
            --------------------------------------------------------------------

                                                                         Section
                                                                         -------

               Overview of Houlihan Lokey...........................        A

               Solvency Opinion Experience..........................        B

               Overview of Opinion..................................        C

               Valuation Methodologies..............................        D

               Summary of Solvency Analyses.........................        E

               Supporting Cash Flow Analysis Material...............        F

               Solvency Opinion.....................................        G

               Supporting Exhibits..................................        H


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                          Houlihan Lokey Howard & Zukin Financial Advisors, Inc.
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

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                           Overview of Houlihan Lokey
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                                                              Avatex Corporation
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Overview of Houlihan Lokey
            --------------------------------------------------------------------

            BACKGROUND

            o Founded in 1970, Houlihan Lokey Howard & Zukin has become a major provider of specialized investment banking services.

            o Having risen to the forefront of business and securities valuation early in its history, Houlihan Lokey is now equally recognized as a leader in the areas of corporate finance, financial restructuring and merchant banking.

            o The expansion into middle market corporate finance occurred in 1988 with the addition of investment banking professionals and today Houlihan Lokey is recognized as one of the prominent middle market firms.

            o The development of merchant banking capabilities occurred in the early 90's with the acquisition of $800 million of distressed loan portfolios and the establishment of a $188 million private equity/mezzanine fund.

            o Headquartered in Los Angeles, Houlihan Lokey today has more than 200 professionals in nine North American and two overseas offices:

                  o Los Angeles  o San Francisco     o Dallas      o Seoul
                  o New York     o Minneapolis       o Atlanta     o Hong Kong
                  o Chicago      o Washington, D.C.  o Toronto

                               [GRAPHIC OMITTED]


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                                                              Avatex Corporation
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Overview of Houlihan Lokey
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            VALUATION

            o     Full-Service Valuation Capabilities

                  Houlihan Lokey provides valuation services in a broad array of situations and for a wide range of transactions, both in type and size. The general categories of such services include:

                  -- Solvency Opinions         -- Purchase Price Allocations
                  -- Fairness Opinions         -- Litigation Support
                  -- Business Valuations

            o     A Leading Provider of Solvency Opinions

                  Houlihan Lokey became one of the preeminent firms during the

                  1980s in providing solvency opinions in leveraged transactions. By utilizing highly complex financial methodologies, the firm has been able to provide both lenders and boards of directors with the comfort level necessary to enable them to proceed forward with a particular leveraged transaction.

            o     Recognized Market Leader in Valuation Opinions

                  The firm's valuation opinions are used regularly in a large number of contexts including: shareholder liquidity alternatives; private company valuations; mergers and acquisitions; restructurings and reorganizations; ESOPs; corporate redemptions; management stock plans; estate, gift and income planning.

            o     Extensive Experience in the Issuance of Fairness Opinions

                  The firm has developed a strong reputation in providing fairness opinions and analyses to boards of directors, independent committees, investors, foundations and ESOPs. Fairness opinions have been rendered in every conceivable change of control transaction, as well as recapitalizations, sales of securities and leveraged purchases.

            o     Extensive Legal Support Services

                  Houlihan Lokey has developed a substantial background and has worked closely with litigation teams in providing expert valuation and financial advice and testimony in major lawsuits. The firm has been retained to define valuation issues, analyze the fairness of transactions, critique the work of opposing experts and provide expert testimony.


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

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                                                              Avatex Corporation
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Overview of Houlihan Lokey
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            INVESTMENT BANKING

            o Focused Corporate Finance Capabilities for the Public and Private Mid-Size Company

                  Houlihan Lokey focuses its corporate finance services on a diverse range of clients and offers the advantage of experience gained through years of involvement in highly sophisticated transactions. The firm's areas of financial advisory expertise include:

                        -- Raising equity and debt capital
                        -- Arranging strategic corporate partnerships
                        -- Structuring and financing leveraged transactions -- Assisting financially troubled companies
                        -- Initiating and closing mergers and acquisitions -- Structuring and financing ESOP/management buyouts

            o     Significant Market Share of the Mid-Size Sector

                  Houlihan Lokey has established itself as one of the preeminent middle market investment banking firms. The firm's credentials include:

                        --    Private Placements
                              o In 1997 and 1998, completed over $2 billion of financings
                              o Currently retained on financings totaling over $700 million

                        --    Mergers and Acquisitions
                              o In 1998, represented 81 clients in announced M&A transactions totaling over $33.3 billion
                              o Ranked among the top 20 M&A advisors for the seventh straight year and in the top five in 1997 and 1998 middle market transactions
                              o     Currently retained on over 50 M&A
                                    transactions

                        --    ESOP/Management Buyouts
                              o     Advised on over $20 billion of
                                    ESOP/management buyout transactions
                              o Partner in the largest ESOP fund in the United States
                              o     A pioneer in the structuring of ESOP buyouts


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                                                              Avatex Corporation
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Overview of Houlihan Lokey
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            FINANCIAL RESTRUCTURING

            o     Full Service Restructuring Capabilities

                  To devise and implement the numerous strategies available in an out-of-court workout, corporate reorganization, or Chapter 11 setting, the Financial Restructuring Group offers a variety of specialized services including:

                        o Restructuring existing debt and equity
                        o Structuring and analysis of exchange offers
                        o Chapter 11 planning
                        o Corporate viability assessment
                        o Structuring and negotiation plans of reorganization
                        o Litigation support and expert testimony

            o     Leading Market Share

                  Houlihan Lokey's Financial Restructuring Group has advised on well over $30 billion of transactions in the last decade. The firm has advised on some of the largest and most prominent financial restructurings in history, including:

                        o Carter Hawley Hale           o Harcourt Brace Janovich
                        o R.H. Macy & Co.              o ICH International
                        o Allegheny International

            o     Extensive Expertise and Experience

                  In addition to the financial and analytical abilities which Houlihan Lokey professionals offer, four of the senior professionals who work on financial restructuring engagements have practiced bankruptcy, corporate/securities and real estate law, providing the group with a better understanding of the legal issues which inevitably affect financial strategy in situations of distress.


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                                                              Avatex Corporation
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Overview of Houlihan Lokey
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            MERCHANT BANKING

            o $188 Million Mezzanine/Private Equity Fund - Through a partnership formed with Churchill Capital, Houlihan Lokey raised a private investment fund specializing in subordinated debt and equity investments in closely-held, private middle-market companies. The fund provides between $5 to $25 million in subordinated debt and equity capital for recapitalizations, acquisitions, internal growth and buyouts. Since its establishment in 1995, the fund has made several investments including the following:

            ------------------------------------------------------------------------------------------------------------------------
            Company                      Transaction            Business                  Amount         Securities
            ------------------------------------------------------------------------------------------------------------------------
            [LOGO] National              ESOP acquisition and   Manufacturer of           $6.0 million   Senior Subordinated Notes
                   Diversified Sales,    subsequent             specialty drainage                       Preferred Stock
                   Inc.                  recapitalization       products                                 Majority Equity Holder

            [LOGO] Angus Industries,     ESOP acquisition       Manufactures cabs,        $6.7 million   Senior Subordinated Notes
                   Inc.                                         roll-over protective                     Majority Equity Holder
                                                                structures

            [LOGO] Specialty Desserts,   Acquisition of the     Manufacturer and          $3.0 million   Senior Subordinated Notes
                   LLC.                  assets of three        distributor of                           Warrants
                                         cheesecake             specialty desserts
                                         manufacturers

            [LOGO] Meade Instruments     ESOP                   Manufacturer of           $6.0 million   Preferred Stock
                   Corp.                 recapitalization       telescopes and related                   Warrants
                                                                accessories

            [LOGO] The Westwind Group    Acquisition related    Owner/operator of         $6.7 million   Senior Subordinated Notes
                                         financing for the      Burger King restaurants                  Warrants
                                         purchase of certain
                                         restaurant assets

            [LOGO] St. Louis             Management buyout of   Specialized label         $6.1 million   Senior Subordinated Notes
                   Lithographing         a strategic            printer                                  Common Stock
                   Company               divestiture by a                                                Majority Equity Holder
                                         major US public
                                         company


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                    Houlihan Lokey Howard & Zukin Financial Advisors, Inc.     5
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

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                                                              Avatex Corporation
--------------------------------------------------------------------------------

Overview of Houlihan Lokey
            --------------------------------------------------------------------

            MERCHANT BANKING (CONT)



            ------------------------------------------------------------------------------------------------------------------------
            Company                      Transaction            Business                  Amount         Securities
            ------------------------------------------------------------------------------------------------------------------------
            [LOGO] Dynamic Circuits Inc. Recapitalization       Manufactures complex      $6.0 million   Preferred Stock
                                                                printed circuit                          Warrants

            [LOGO] Leeco Steel           ESOP acquisition       Distributor and           $15.0 million  Senior Subordinated Notes
                   Products, Inc.                               processor of specialty                   Preferred Stock
                                                                steel                                    Majority Equity Holder

            [LOGO] The Kinetics Group    Recapitalization       Manufacturer,             $10.0 million  Senior Subordinated Notes
                                         /Growth                fabricator and
                                                                installer of
                                                                high-purity piping

            [LOGO] C.D. Smith Drug       Strategic Acquisition  Distributor of            $12.0 million  Senior Subordinated Notes
                   Company/                                     pharmaceutical products
                   GD Holdings, Inc.

            [LOGO] Hord Crystal          ESOP Acquisition       Leading manufacturer of   $7.0 million   Senior Subordinated Notes
                   Corporation                                  Rhinestone fittings                      Preferred Stock
                                                                                                         Majority Equity Holder

            o     Manage $800 Million Distressed Loan Portfolio

                  Through partnerships with Nomura Securities and Cargill Financial, Houlihan Lokey acquired $800 million of distressed loans and securities, which it manages. The firm continues to look for opportunities to purchase distressed loan portfolios.

            o     Partner in a $60 Million Opportunity Fund

                  Through a partnership formed with Nomura Securities, known as Rosewood Partners, Houlihan Lokey raised a private investment fund specializing in providing senior, subordinated debt and equity investments in opportunistic situations.


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                    Houlihan Lokey Howard & Zukin Financial Advisors, Inc.     6
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

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                          Solvency Opinion Experience
--------------------------------------------------------------------------------

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                                                              Avatex Corporation
--------------------------------------------------------------------------------

Solvency Opinion Experience
            --------------------------------------------------------------------

            SELECTED SOLVENCY OPINION CLIENTS

            Houlihan Lokey Howard & Zukin, a leading provider of independent financial opinions, has rendered hundreds of solvency and fairness opinions in a variety of public and private transactions.

            Selected Solvency Opinion Engagements


--------------------------------------------------------------------------------
Recapitalizations                          Spin-offs
--------------------------------------------------------------------------------
American Bumper & Mfg. Co.                 Consolidated Freightways, Inc.
ATC Group Services Inc.                    Furniture Brands (formerly INTERCO)
CBP Resources, Inc.                        GAF Corp.
Centennial Resources, Inc.                 Hanson plc.
Elgar Electronics                          Humana
Foamex Int'l., Inc.                        James River Corporation of Virginia
Fountain View Management, Inc.             Superior Telecom, Inc.
Graham Packaging Corp.                     Thorn EMI plc
Koppers Industries Inc.                    Westinghouse Electric Corp.
Leiner Health Products, Inc.               WHG Resorts & Casinos
MAG Aerospace Industries, Inc.             WR Grace & Co.
Neopost, Inc.
Packard Industries, Inc.
Scovill Fasteners

-------------------------------------
Acquisitions
-------------------------------------
Advanced Medical, Inc.
Aetna Industries, Inc.
Allied Waste Industries, Inc.
AMF Bowling, Inc.
Decision One
DuPont Diagnostic Imaging Division
Elis, S.A.
Ensearch Corp.
Hayes Wheel Int'l. Inc.
The Keebler Co.
Mitel Corporation
Reliant Building Products
Ryder Truck Rental, Inc.
Starrett Corporation


--------------------------------------------------------------------------------
Refinancings                               Dividends
--------------------------------------------------------------------------------
Caribbean Restaurants, Inc.                Kelley Oil & Gas Corp.
EZ Buy & EZ Sell Recycler Corp.            Reebok Int'l. Ltd.
Houston Industries
Lifestyles Furnishings Int'l.
Mack Printing Co., Inc.
National Gypsum Co.
Westin Hotel Co.


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                    Houlihan Lokey Howard & Zukin Financial Advisors, Inc.     8
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                              Overview of Opinion
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

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                                                              Avatex Corporation
--------------------------------------------------------------------------------

Overview of Opinion
            --------------------------------------------------------------------

            HOULIHAN LOKEY ROLE IN TRANSACTION

            Render a written opinion (the "Opinion") to the Board as to whether, assuming the Transaction has been consummated as proposed, immediately after and giving effect to the Transaction: (a) on a pro forma basis, the fair value and present fair saleable value of the Company's assets would exceed the Company's stated liabilities and identified contingent liabilities; (b) the Company should be able to pay its debts as they become absolute and mature; and (c) the capital remaining in the Company after the Transaction would not be unreasonably small for the business in which the Company is engaged, as management has indicated it is now conducted and is proposed to be conducted following the consummation of the Transaction.

            SUMMARY DESCRIPTION OF TRANSACTION

            The Company is considering a merger with Xetava Corporation, or another transaction, pursuant to which shares of the Company's common stock, par value $5.00 per share (the "Old Avatex Common Stock"), will be converted into common shares of the surviving company in such merger or transaction; and (1) shares of the Company's $4.20 Cumulative Exchangeable Series A Preferred Stock (the "$4.20 Preferred") and shares of the Company's $5.00 Cumulative Convertible Preferred Stock (the "$5.00 Preferred") will be converted into common shares of the surviving company in such merger or transaction, or (2) holders of shares of the $4.20 Preferred and $5.00 Preferred could elect to receive in such merger or other transaction for their shares of $4.20 Preferred and/or $5.00 Preferred a pro rata share of (I) a cash payment, (II) debt and/or other securities of the Company or of a subsidiary of the Company, and/or (III) a portion of any recovery the Company receives from certain litigation.

                  SOURCES AND USES OF CASH IN THE TRANSACTION (IN 000'S) [A]

            Sources of Cash                   Uses of Cash
            ---------------                   ------------
            Cash                 $17,650      Stock Conversion         $49,250
            Notes [B]             34,000      Standstill Agreement         900
                                  ------      Transaction Fees             500
                                              Legal Fees                 1,000
                                                                         -----
                                 $51,650                               $51,650
                                 =======                               =======

            [A] Figures assume all preferred shareholders select cash and debt alternative.
            [B] To previous holders of preferred securities.
            For purposes of this presentation, in the event that there is any inconsistency or conflict between the terms and conditions of the Opinion and the oral and written components of this presentation, the terms and conditions of the Opinion shall govern.


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                                                              Avatex Corporation
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Overview of Opinion
            --------------------------------------------------------------------

            DEFINITIONS

            o The Opinion values the Company as a going-concern (including goodwill), on a pro forma basis, immediately after and giving effect to the Transaction and the associated indebtedness.

            o For purposes of the Opinion, fair value is defined as the amount at which the Company would change hands between a willing buyer and a willing seller, each having reasonable knowledge of the relevant facts, neither being under any compulsion to act, with equity to both; and present fair saleable value is defined as the amount that may be realized if the Company's aggregate assets (including goodwill) are sold as an entirety with reasonable promptness in an arm's length transaction under present conditions for the sale of comparable business enterprises as such conditions can be reasonably evaluated by Houlihan Lokey. We have used the same valuation methodologies in determining fair value and present fair saleable value for purposes of rendering the Opinion.

            o The term identified contingent liabilities means the stated amount of contingent liabilities identified to us and valued by responsible officers of the Company, upon whom we have relied upon without independent verification; no other contingent liabilities will be considered.

            o The term should be able to pay its debts as they become absolute and mature means that, assuming the Transaction has been consummated as proposed, the Company's financial forecasts for the period 1999 to May 2002 indicate positive cash flow for such period, including (and after giving effect to) the payment of installments due under loans made pursuant to the indebtedness incurred in the Transaction, as such installments are scheduled at the close of the Transaction.

            o It is Houlihan Lokey's understanding, upon which it is relying, that the Company's Board of Directors and any other recipient of the Opinion will consult with and rely solely upon their own legal counsel with respect to said definitions. No representation is made herein, or directly or indirectly by the Opinion, as to any legal matter or as to the sufficiency of said definitions for any purpose other than setting forth the scope of Houlihan Lokey's Opinion.


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                                                              Avatex Corporation
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Overview of Opinion
            --------------------------------------------------------------------

            LIMITING CONDITIONS

            o Notwithstanding the use of the defined terms fair value and present fair saleable value, we have not been engaged to identify prospective purchasers or to ascertain the actual prices at which and terms on which the Company can currently be sold, and we know of no such efforts by others. Because the sale of any business enterprise involves numerous assumptions and uncertainties, not all of which can be quantified or ascertained prior to engaging in an actual selling effort, we express no opinion as to whether the Company would actually be sold for the amount we believe to be its fair value and present fair saleable value.

            o We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and that there has been no material adverse change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to us.

            o We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company, and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of the Opinion.

            o The Opinion is furnished solely for your benefit and may not be relied upon by any other person without our prior written consent. This Opinion is delivered to each recipient subject to the conditions, scope of engagement, limitations and understandings set forth in this Opinion and our engagement letter dated January 8, 1999.


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

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                                                              Avatex Corporation
--------------------------------------------------------------------------------

Overview of Opinion
            --------------------------------------------------------------------

            CONTENTS OF OPINION

            Houlihan Lokey's opinion values the Company as a going-concern (including goodwill) on a pro forma consolidated basis, immediately after and giving effect to the Transaction.

            Houlihan Lokey's solvency opinion considers whether:

                  (a) on a pro forma basis, the fair value and present fair saleable value of the Company's assets would exceed the Company's stated liabilities and identified contingent liabilities;

                  (b) the Company should be able to pay its debts as they become absolute and mature;

                  (c) the capital remaining in the Company after the Transaction would not be unreasonably small for the business in which the Company is engaged, as management has indicated it is now conducted and is proposed to be conducted following the consummation of the Transaction; and


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                                                              Avatex Corporation
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Overview of Opinion
            --------------------------------------------------------------------

            BALANCE SHEET TEST

            The Balance Sheet Test determines whether or not the fair value and present fair salable value of the Company's assets exceeds its stated liabilities, identified contingent liabilities and the total par value of the Company's capital stock after giving effect to the Transaction. This test requires an analysis of the fair market value of the Company as a going-concern. As part of this analysis, we considered, among other things, these factors:

            o Historical and projected financial performance for the Company;

            o     The publicly and privately held assets of the Company;

            o Management's estimation of fair market value of the assets and liabilities of the Company;

            o     The capital structure and debt obligations of the Company; and

            o     Non-operating assets and identified contingent liabilities.


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                                                              Avatex Corporation
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Overview of Opinion
            --------------------------------------------------------------------

            CASH FLOW TEST

            The Cash Flow Test focuses on whether or not the Company should be able to repay its debts as they become absolute and mature (including the debts incurred in the Transaction). This test involves a two-step analysis of the Company's financial projections:

            o Examine the consistency of the projections with historical performance, current marketing strategies and operating cost structure; and

            o Test the sensitivity of the projections to changes in the timing of expected cash inflows (specifically, asset sales).

            In testing cash flows, we perform sensitivity analyses to determine the "safety margin" available to deal with unexpected downturns in the Company's ability to generate operating cash flow.


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

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                                                              Avatex Corporation
--------------------------------------------------------------------------------

Overview of Opinion
            --------------------------------------------------------------------

            REASONABLE CAPITAL TEST

            The Reasonable Capital Test follows from the Balance Sheet and Cash Flow Tests. A company may have assets that exceed liabilities, but if the amount is too small to provide some downside protection, the capital amount may not be deemed to be adequate and, in such a situation, the company would fail the Reasonable Capital Test. The determination as to whether the net assets remaining with the Company constitute unreasonably small capital involves an analysis of various factors, including:

            o     The degree of sensitivity demonstrated in the cash flow test;

            o Historical and expected volatility in revenues, cash flow and capital expenditures;

            o     The adequacy of working capital;

            o Historical and expected volatility of going-concern asset values;

            o The maturity structure and the ability to refinance the Company's obligations;

            o The magnitude, timing and nature of identified contingent liabilities; and

            o The nature of the business and the impact of financial leverage on its operations.


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                                                              Avatex Corporation
--------------------------------------------------------------------------------

Overview of Opinion
            --------------------------------------------------------------------

            DUE DILIGENCE PERFORMED

            We have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

            o reviewed the Company's form 10-K for the fiscal year ended March 31, 1998, the Company's form 10-Q for the nine month period ending December 31, 1998, and the Company's internal, unaudited results through February 28, 1999, which the Company's management has identified as the most current information available;;

            o reviewed copies of the following documents: Employment Agreements and Amendments, certain real estate appraisals and agreements, Certificate of Designation of $5.00 Cumulative Convertible Preferred Stock, Certificate of Designation of the $4.20 Cumulative Exchangeable Series A Preferred Stock, Settlement Agreement between Avatex and Trustee, and Draft Promissory Note;

            o reviewed the General Terms and Conditions of Settlement Between Avatex Corp. and Certain Preferred Shareholders and draft versions of the Amended and Restated Merger Agreement, Draft Shareholders Agreement and Draft Warrant Agreement

            o     reviewed the Company's Performance Incentive Plan;

            o met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company;

            o visited certain facilities and business offices of the Company;

            o reviewed forecasts and projections prepared by the Company's management with respect to the Company for the period March 1999 to March 2003;

            o reviewed other publicly available financial data for the Company and certain publicly-held investments of the Company; and

            o conducted such other studies, analyses and investigations as we have deemed appropriate


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                    Houlihan Lokey Howard & Zukin Financial Advisors, Inc.    17
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

--------------------------------------------------------------------------------
                            Valuation Methodologies
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Valuation Methodologies
            --------------------------------------------------------------------

            In determining the fair value and present fair saleable value of the aggregate assets of the Company, the adjusted book value methodology was employed.

            o Given the company's lack of operations, the market capitalization and discounted cash flow approaches were not considered appropriate.

            o The adjusted book value methodology focuses on individual asset and liability values from the Company's balance sheet. All of the Company's assets and liabilities are adjusted to fair market value as of the valuation date. The difference between the adjusted assets and adjusted liabilities represents the net stockholders' equity on a controlling interest basis.


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

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                          Summary of Solvency Analyses
--------------------------------------------------------------------------------

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                                                              Avatex Corporation
--------------------------------------------------------------------------------

Summary of Solvency Analyses
            --------------------------------------------------------------------

            ($ in 000)

            Balance Sheet Test (A)

                                                                        ----------------------------
                                                                           HLHZ           Management
                                                                        ----------------------------
                Fair Value and Present Fair Salable Value of Assets       87,519     -      98,087

                Less: Debt Obligations                                    43,226     -      43,226
                Less: Identified Contingent Liabilities (B)               19,804     -      22,010
                Less: Accounts Payable & Accured Expenses                  3,588     -       3,588
                                                                          ------             -----
                Implied Equity Value                                      20,901     -      29,263
                                                                        ============================

                  (A) Assumes all preferred shareholders select cash and debt alternative.
                  (B) Difference results from treatment of potential capital gains tax liabilities.


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                    Houlihan Lokey Howard & Zukin Financial Advisors, Inc.    21
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Summary of Solvency Analyses
            --------------------------------------------------------------------

            Cash Flow Test

                                                  ------------------------------------------------   ---------------  --------------
                                                   FY 2000      FY 2001      FY 2002      FY 2003       Aggregate       Adjusted
                                                      CF           CF           CF          CF                        Aggregate [a]
                                                  ------------------------------------------------   ---------------  --------------
            Cash Flow Used for Operations            9.701        6.308        4.482       4.483         24.974          24.974

            Other Cash Outflows                      0.969       10.793        0.708       0.605         13.075          13.075

            Preferred Stock Settlement (100%)       19.455        2.295        2.295      35.333         59.378          42.128

            Investments                              1.500         --           --          --            1.500           1.500

                                                  ------------------------------------------------   ---------------  --------------
            Net Cash Outflow, Corporate             31.625       19.396        7.485      40.421         98.927          81.677
                                                  ------------------------------------------------   ---------------  --------------

            Cash Inflows                            35.033        3.205        2.547      35.327         76.112          76.112

                                                  ------------------------------------------------   ---------------  --------------
            Net Cash Inflow, Corporate              35.033        3.205        2.547      35.327         76.112          76.112
                                                  ------------------------------------------------   ---------------  --------------

            Corporate Net Cash Flow                  3.408      (16.191)      (4.938)     (5.094)       (22.815)         (5.565)
                                                  ------------------------------------------------   ---------------  --------------

            Real Estate Net Cash Used (Provided)      --           --           --          --             --              -

                                                  ------------------------------------------------   ---------------  --------------
            Consolidated Net Cash Flow               3.408      (16.191)      (4.938)     (5.094)       (22.815)         (5.565)
                                                  ================================================   ===============  ==============

            Cash Balance, Beginning of Period       27.036       30.444       14.253       9.315         27.036          27.036

            Cash Balance, End of Period             30.444       14.253        9.315       4.221          4.221          21.471

[a] Considers performance post-transaction and assumes asset sales only sufficient to cover obligations.
Note: Avatex's fiscal year ends March 31.


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                    Houlihan Lokey Howard & Zukin Financial Advisors, Inc.    22
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Summary of Solvency Analyses
            --------------------------------------------------------------------

            Reasonable Capital Test

                                                                              --------------------------------------------------
                                                                                        HLHZ                 Management
                                                                              --------------------------------------------------
             Implied Equity Value                                                      20,901       -           29,263

             Fair Value and Present Fair Salable Value of Assets                       87,519       -           98,087
                                                                                      -------                   ------

             Implied Equity Value                                                        23.9%      -             29.8%
                                                                              ==================================================

             Post-Deal Avatex Interest Bearing Debt/Total Capital (A)                    67.4%      -             59.6%

             Holding Company Ranges                                                      48.4%      -              7.7%

             REIT Ranges                                                                 78.0%      -             17.3%

             (A) Assumes all preferred shareholders elect cash and debt alternative


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                    Houlihan Lokey Howard & Zukin Financial Advisors, Inc.    23
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Summary of Solvency Analyses
            --------------------------------------------------------------------

            Observations/Recommendations

                  Limitation on future cash bonuses

                  Amendments to Estrin/Butler employment agreements

                  Limitation on investments in non-liquid assets

                  Line of credit or sale of real estate pre-deal


--------------------------------------------------------------------------
                    Houlihan Lokey Howard & Zukin Financial Advisors, Inc.    24
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Supporting Cash Flow Analysis Material
--------------------------------------------------------------------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Supporting Cash Flow Analysis Material
            --------------------------------------------------------------------

                                        ---------------------------------------------------------------------------------
                                          4Q       1Q       2Q       3Q       4Q        1Q       2Q       3Q       4Q
                                         1999     2000     2000     2000     2000      2001     2001     2001     2001
                                        ---------------------------------------------------------------------------------
    Cash                                  27.036   31.264   13.222     [**]     [**]   30.422   28.222   16.772   14.253
    Shopko Receivable                      3.500    3.500    3.500    3.500    --       --       --       --       --
    Bernstein Receivable                   --       3.017    3.070    3.123    3.175    1.509    1.535    1.562    1.587
    Liquidation of Unidentified Assets     --       --       --       --       --       --       --       --       --
    Imagyn Medical Technologies            1.077    0.598    0.598    0.598    0.598    0.598    0.598    0.598    0.598
    Phar-Mor Stock                        27.636   23.520   23.520   23.520   23.520   23.520   23.520   23.520   23.520
    Phar-Mor Warrants                      0.092    0.069    0.069    0.069    0.069    0.069    0.069    0.069    0.069
    Carson, Inc.                           7.576    6.386    6.386    --       --       --       --       --       --
    JWGenesis Financial                    1.845    1.130    --       --       --       --       --       --       --
    Caring Technologies                    0.990    1.490    1.490    1.490     [**]     [**]     [**]     [**]     [**]
    HPD                                    1.413    1.413    1.413    1.413    1.413    1.413    1.413    1.413    1.413
    RAS                                    1.480    2.480    2.480    2.480     [**]     [**]     [**]     [**]     [**]
    ChemLink Laboratories                  3.016    3.016    3.016    3.016     [**]     [**]     [**]     [**]     [**]
    Cyclone                                --       --       --       --       --       --       --       --       --
    Real Estate:
        Days Inn and Riva Office           0.789    --       --       --       --       --       --       --       --
        Howard Johnson                     5.665    --       --       --       --       --       --       --       --
        Courtyard by Marriot               5.524    --       --       --       --       --       --       --       --
    Cash Surrender Value                   1.484    1.484    1.622    1.622    1.785    1.785    1.923    1.923    2.087

                                        ---------------------------------------------------------------------------------
Total Assets                              89.123   79.367   60.386   [**]     88.716   87.028   84.992   73.569  115.980
                                        ---------------------------------------------------------------------------------

    A/P & Accrued Liabilities              1.008    0.977    0.907    0.843    0.874    0.875    0.819    0.755    0.787
    Reserve for USHDI                      0.356    0.346    0.346    0.346    0.346    0.412    0.346    0.346    0.346
    Environmental                          1.478    1.461    1.378    1.363    1.332    1.315    1.232    1.217    1.186
    Shopko Commissions                     0.172    0.172    0.172    0.172    --       --       --       --       --
    Trustee Note                           9.001    9.169    9.338    9.520    9.700    9.881   10.064    --       --
    Preferred Note                         --       --      34.289   34.868   34.371   34.943   34.384   34.962   34.371
    Directors Pension/Wilson               0.962    0.949    0.939    0.929    0.902    0.892    0.882    0.872    0.862
    Retiree HealthCare                     3.804    3.724    3.645    3.566    3.488    3.462    3.436    3.410    3.385
    Non-Qualified Plans                    0.900    0.898    0.893    0.887    0.862    0.860    0.854    0.849    0.823
    Lawsuits:
        '94 Shareholder Suit               1.000    --       --       --       --       --       --       --       --
        '96 (St. & Fd.) Suits               [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]
        '96 (St. & Fd.) Suits-Company      --       --       --       --       --       --       --       --       --
        USHDI                              --       --       --       --       --       --       --       --       --
        Derivative                          [**]     [**]     [**]    --       --       --       --       --       --
        Midwest Freight                    0.050    --       --       --       --       --       --       --       --

    Underfunded Pension                    --       --       --       --       --       --       --       --       --
    Remaining Lease Obligation             0.389    0.353    0.317    0.280    0.244    0.208    0.172    0.136    0.099

                                        ---------------------------------------------------------------------------------
Total Liabilities                           [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]
                                        ---------------------------------------------------------------------------------

Net                                         [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]
                                        ---------------------------------------------------------------------------------

                                        -----------------------------------------------------------
                                            1Q        2Q        3Q        4Q        1Q       2Q
                                           2002      2002      2002      2002      2003     2003
                                        -----------------------------------------------------------
    Cash                                   14.425    12.489    11.496     9.315     7.828     6.348
    Shopko Receivable                       --        --        --        --        --        --
    Bernstein Receivable                    --        --        --        --        --        --
    Liquidation of Unidentified Assets      --        --        --        --        --      (35.000)
    Imagyn Medical Technologies             0.598     0.598     0.598     0.598     0.598     0.598
    Phar-Mor Stock                         23.520    23.520    23.520    23.520     23.52     23.52
    Phar-Mor Warrants                       0.069     0.069     0.069     0.069     0.069     --
    Carson, Inc.                            --        --        --        --        --        --
    JWGenesis Financial                     --        --        --        --        --        --
    Caring Technologies                      [**]      [**]      [**]      [**]      [**]      [**]
    HPD                                     1.413     1.413     1.413     1.413     1.413     1.413
    RAS                                      [**]      [**]      [**]      [**]      [**]      [**]
    ChemLink Laboratories                    [**]      [**]      [**]      [**]      [**]      [**]
    Cyclone                                 --        --        --        --        --        --
    Real Estate:
        Days Inn and Riva Office            --        --        --        --        --        --
        Howard Johnson                      --        --        --        --        --        --
        Courtyard by Marriot                --        --        --        --        --        --
    Cash Surrender Value                    2.087     2.224     2.224     2.388     2.388     2.526

                                        -----------------------------------------------------------
Total Assets                              114.565   112.766   111.773   153.376   151.889   115.478
                                        -----------------------------------------------------------

    A/P & Accrued Liabilities               0.788     0.732     0.668     0.714     0.737     0.698
    Reserve for USHDI                       0.346     0.346     0.346     0.346     0.346     0.346
    Environmental                           1.169     1.086     1.071     1.040     1.023     1.004
    Shopko Commissions                      --        --        --        --        --        --
    Trustee Note                            --        --        --        --        --        --
    Preferred Note                         34.943    34.384    34.962    34.371    34.943     --
    Directors Pension/Wilson                0.853     0.843     0.833     0.825     0.827     0.829
    Retiree HealthCare                      3.359     3.334     3.308     3.283     3.256      3.23
    Non-Qualified Plans                     0.821     0.816     0.811     0.785     0.783     0.778
    Lawsuits:
        '94 Shareholder Suit                --        --        --        --        --        --
        '96 (St. & Fd.) Suits                [**]      [**]      [**]      [**]      [**]      [**]
        '96 (St. & Fd.) Suits-Company       --        --        --        --        --        --
        USHDI                               --        --        --        --        --        --
        Derivative                          --        --        --        --        --        --
        Midwest Freight                     --        --        --        --        --        --
    Underfunded Pension                     --        --        --        --        --        --
    Remaining Lease Obligation              0.063     0.027     --        --        --        --

                                        -----------------------------------------------------------
Total Liabilities                            [**]      [**]      [**]      [**]      [**]      [**]
                                        -----------------------------------------------------------

Net                                          [**]      [**]      [**]      [**]      [**]      [**]
                                        -----------------------------------------------------------


--------------------------------------------------------------------------
                    Houlihan Lokey Howard & Zukin Financial Advisors, Inc.    26
--------------------------------------------------------------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Supporting Cash Flow Analysis Material
            --------------------------------------------------------------------

                                            --------------------------------------------------------------------------------------
                                                4Q        1Q       2Q        3Q       4Q       1Q        2Q        3Q        4Q
                                               1999      2000     2000      2000     2000     2001      2001      2001      2001
                                            --------------------------------------------------------------------------------------
Cash Flow Used for Operations
   Salaries and Benefits                       0.666     0.624    0.696     0.792    0.560    0.501     0.567     0.664     0.520
   Travel                                      0.032     0.075    0.075     0.075    0.075    0.075     0.075     0.075     0.075
   Directors' Fees                             0.065     0.069    0.053     0.045    0.042    0.045     0.045     0.045     0.042
   Consulting                                  0.079     0.051    0.026     0.000    0.000    0.020     0.005     0.000     0.000
   Equity Restructuring Costs                  --        --       --        --       --       --        --        --        --
   Audit                                       0.046     0.033    0.021     --       0.015    0.033     0.021     --        0.015
   Actuarial Fees                              0.003     0.013    0.006     0.000    0.009    0.013     0.006     0.000     0.009
   Legal Fees                                  0.931     1.091    0.851     0.841    0.538    0.538     0.503     0.503     0.439
   Legal Settlements                           0.175     1.050    --         [**]    --       --        --        --        --
   Insurance                                   0.171     0.625    0.138     0.055    0.166    0.625     0.138     0.055     0.166
   Public Company Expenses                     0.055     0.015    0.087     0.015    0.015    0.015     0.087     0.015     0.015
   Rent, Supplies and Other                    0.086     0.090    0.090     0.090    0.090    0.090     0.090     0.090     0.090

Other Cash Outflows
   Retiree Payments                            0.222     0.165    0.165     0.177    0.201    0.108     0.111     0.123     0.131
   Environmental Payments                      0.151     0.017    0.083     0.015    0.031    0.017     0.083     0.015     0.031
   Tax Payments                               (0.025)    0.046    0.023     0.023    0.023    0.023     0.023     0.023     0.023
   Repayment of Trustee Note                   --        --       --        --       --       --        --       10.082     --
   Interest Expense                            --        --       --        --       --       --        --        --        --

Preferred Stock Settlement (100%)
   Cash Paid to all Preferreds                 --        --      15.250     --       --       --        --        --        --
   Elliot/Marx Expenses                        --        --       2.000     --       --       --        --        --        --
   Avatex Transaction and Legal Expense        0.339     0.642    0.500     --       --       --        --        --        --
   Interest Expense on Preferred Stock Note    --        --       --        --       1.063    --        1.138     --        1.157
   Payment of Note                             --        --       --        --       --       --        --        --        --
Investments
   ChemLink                                    --        --       --        --       --       --        --        --        --
   Caring Technology                           --        0.500    --        --       --       --        --        --        --
   RAS Holdings                                0.467     1.000    --        --       --       --        --        --        --
   Real Estate                                 0.238     --       --        --       --       --        --        --        --
                                            --------------------------------------------------------------------------------------
Net Cash Outflow, Corporate                    3.701     6.106   20.064      [**]    2.828    2.103     2.892    11.690     2.713
                                            --------------------------------------------------------------------------------------
Cash Inflows
   Other Income                                --        --       --        --       --       --        --        --        --
   Dividends Received from Real Estate         --        --       --        --       --       --        --        --        --
   Collection of NSC Note                      --        --       --        --       --       --        --        --        --
   Collection of Miscellaneous Receivables     --        --       --        --       --       --        --        --        --
   Alumet                                      --        --       0.350     --       --       --        0.325     --        --
   Pittsburgh Seed Fund/Atlas Energy           0.050     --       --        --       --       --        --        --        --
   Collection of Shopko Note Receivable        --        --       --        --       4.754    --        --        --        --
   Liquidation of Unidentified Assets          --        --       --        --       --       --        --        --        --
   Borrowed Funds                              --        --       --        --       --       --        --        --        --
   Sale of Carson, Inc. @ $[**]/share          --        --       --         [**]    --       --        --        --        --
   Sale of Phar-Mor, Inc. @ $[**]/share        --        --       --        --       --       --        --        --        --
   Real Estate                                 --        9.000    --        --       --       --        --        --        --
   Collection of Bernstein Receivable          --        --       --        --       --       1.710     --        --        --
   CD's from 6 Months to 3 Months              --        --       --        --       --       --        --        --        --
   Sale of JWGenesis                           1.413     1.002    1.400     --       --       --        --        --        --
   Interest Income                             0.337     0.332    0.271     0.261    0.346    0.371     0.366     0.240     0.193
                                            --------------------------------------------------------------------------------------
Net Cash Inflow, Corporate                     1.800    10.334    2.021      [**]    5.100    2.081     0.691     0.240     0.193
                                            --------------------------------------------------------------------------------------
Corporate Net Cash Flow                       (1.901)    4.229   (18.043)    [**]    2.272   (0.022)   (2.201)  (11.450)   (2.520)
                                            ======================================================================================
Real Estate Net Cash Used (Provided)           --        --       --        --       --       --        --        --        --
                                            --------------------------------------------------------------------------------------
Consolidated Net Cash Flow                    (1.901)    4.229   (18.043)    [**]    2.272   (0.022)   (2.201)  (11.450)   (2.520)
                                            ======================================================================================
Cash Balance, Beginning of Period             28.937    27.036   31.264      [**]     [**]   30.444    30.422    28.222    16.772
Cash Balance, End of Period                   27.036    31.264   13.222      [**]   30.444   30.422    28.222    16.772    14.253

                                            ---------------------------------------------------------
                                                1Q       2Q        3Q        4Q        1Q       2Q
                                               2002     2002      2002      2002      2003     2003
                                            ---------------------------------------------------------
Cash Flow Used for Operations
   Salaries and Benefits                       0.501    0.567     0.664     0.520     0.501    0.567
   Travel                                      0.075    0.075     0.075     0.075     0.075    0.075
   Directors' Fees                             0.045    0.045     0.045     0.042     0.045    0.045
   Consulting                                  0.020    0.005     0.000     0.000     0.020    0.005
   Equity Restructuring Costs                  --       --        --        --        --       --
   Audit                                       0.033    0.021     --        0.015     0.033    0.021
   Actuarial Fees                              0.013    0.006     0.000     0.009     0.013    0.006
   Legal Fees                                  0.038    0.039     0.039     0.039     0.039    0.039
   Legal Settlements                           --       --        --        --        --       --
   Insurance                                   0.625    0.138     0.055     0.166     0.625    0.138
   Public Company Expenses                     0.015    0.087     0.015     0.015     0.015    0.087
   Rent, Supplies and Other                    0.090    0.090     0.090     0.090     0.090    0.090

Other Cash Outflows
   Retiree Payments                            0.108    0.111     0.123     0.129     0.096    0.100
   Environmental Payments                      0.017    0.083     0.015     0.031     0.017    0.040
   Tax Payments                                0.023    0.023     0.023     0.022     0.023    0.023
   Repayment of Trustee Note                   --       --        --        --        --       --
   Interest Expense                            --       --        --        --        --       --

Preferred Stock Settlement (100%)
   Cash Paid to all Preferreds                 --       --        --        --        --       --
   Elliot/Marx Expenses                        --       --        --        --        --       --
   Avatex Transaction and Legal Expense        --       --        --        --        --       --
   Interest Expense on Preferred Stock Note    --       1.138     --        --        --       1.333
   Payment of Note                             --       --        --        1.157     2.314   34.000
Investments
   ChemLink                                    --       --        --        --        --       --
   Caring Technology                           --       --        --        --        --       --
   RAS Holdings                                --       --        --        --        --       --
   Real Estate                                 --       --        --        --        --       --
                                            ---------------------------------------------------------
Net Cash Outflow, Corporate                    1.603    2.428     1.144     2.310     1.592   36.569
                                            ---------------------------------------------------------
Cash Inflows
   Other Income                                --       --        --        --        --       --
   Dividends Received from Real Estate         --       --        --        --        --       --
   Collection of NSC Note                      --       --        --        --        --       --
   Collection of Miscellaneous Receivables     --       --        --        --        --       --
   Alumet                                      --       0.325     --        --        --       --
   Pittsburgh Seed Fund/Atlas Energy           --       --        --        --        --       --
   Collection of Shopko Note Receivable        --       --        --        --        --       --
   Liquidation of Unidentified Assets          --       --        --        --        --      35.000
   Borrowed Funds                              --       --        --        --        --       --
   Sale of Carson, Inc. @ $[**]/share          --       --        --        --        --       --
   Sale of Phar-Mor, Inc. @ $[**]/share        --       --        --        --        --       --
   Real Estate                                 --       --        --        --        --       --
   Collection of Bernstein Receivable          1.605    --        --        --        --       --
   CD's from 6 Months to 3 Months              --       --        --        --        --       --
   Sale of JWGenesis                           --       --        --        --        --       --
   Interest Income                             0.170    0.167     0.151     0.129     0.105    0.089
                                            ---------------------------------------------------------
Net Cash Inflow, Corporate                     1.775    0.492     0.151     0.129     0.105   35.089
                                            ---------------------------------------------------------
Corporate Net Cash Flow                        0.172   (1.936)   (0.993)   (2.181)   (1.487)  (1.480)
                                            =========================================================
Real Estate Net Cash Used (Provided)           --       --        --        --        0.000    0.000
                                            ---------------------------------------------------------
Consolidated Net Cash Flow                     0.172   (1.936)   (0.993)   (2.181)   (1.487)  (1.480)
                                            =========================================================
Cash Balance, Beginning of Period             14.253   14.425    12.489    11.496     9.315    7.828
Cash Balance, End of Period                   14.425   12.489    11.496     9.315     7.828    6.348

--------------------------------------------------------------------------
                    Houlihan Lokey Howard & Zukin Financial Advisors, Inc.    27
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Solvency Opinion
--------------------------------------------------------------------------------

                                    [LOGO]

                         HOULIHAN LOKEY HOWARD & ZUKIN
                         -----------------------------
                               FINANCIAL ADVISORS



May 6, 1999



To The Board of Directors
of Avatex Corporation


Dear Directors:

We understand that Avatex Corporation (hereinafter the "Company") is considering a merger with Xetava Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("Xetava"), or another transaction, pursuant to which
(x) shares of the Company's common stock, par value $5.00 per share (the "Old Avatex Common Stock"), will be converted into common shares of the surviving company in such merger or other transaction; and (y) (1) shares of the Company's $4.20 Cumulative Exchangeable Series A Preferred Stock (the "$4.20 Preferred") and shares of the Company's $5.00 Cumulative Convertible Preferred Stock (the "$5.00 Preferred") will be converted into common shares of the surviving company in such merger or other transaction, or (2) holders of shares of the $4.20 Preferred and $5.00 Preferred could elect to receive in such merger or other transaction for their shares of $4.20 Preferred and/or $5.00 Preferred a pro rata share of (i) a cash amount, (ii) debt and/or other securities of the Company or of a subsidiary of the Company, and/or (iii) a portion of any recovery the Company receives from certain litigation. The foregoing or any other transaction pursuant to which the Company or any other party issues cash or debt or equity securities in exchange for or in consideration of, or the purchase or redemption, directly or indirectly, by the Company or any other party, or all or a substantial portion of the Old Avatex Common Stock, the $4.20 Preferred and the $5.00 Preferred, is referred to collectively herein as the "Transaction." It is our understanding that the initial cash requirements for the Transaction will be obtained from the Company's currently existing cash balances.

You have requested our written opinion (the "Opinion") as to the matters set forth below. This Opinion values the Company as a going-concern (including goodwill), on a pro forma basis, immediately after and giving effect to the Transaction and the associated indebtedness. For purposes of this Opinion, "fair value" shall be defined as the amount at which the Company would change hands between a willing buyer and a willing seller, each having reasonable knowledge of the relevant facts, neither being under any compulsion to act, with equity to both;

Board of Directors
Avatex Corporation
May 6, 1999
Page 2


and "present fair saleable value" shall be defined as the amount that may be realized if the Company's aggregate assets (including goodwill) are sold as an entirety with reasonable promptness in an arm's length transaction under present conditions for the sale of comparable business enterprises, as such conditions can be reasonably evaluated by Houlihan Lokey Howard & Zukin Financial Advisors, Inc. ("Houlihan Lokey"). We have used the same valuation methodologies in determining fair value and present fair saleable value for purposes of rendering this Opinion. The term "identified contingent liabilities" shall mean the stated amount of contingent liabilities identified to us and valued by responsible officers of the Company, upon whom we have relied upon without independent verification; no other contingent liabilities will be considered. Being "able to pay its debts as they become absolute and mature" shall mean that, assuming the Transaction has been consummated as proposed, and including the Company's cash balances after the close of the Transaction, the Company's financial forecasts for the period 1999 to 2003 indicate positive cash flow for such period, including proceeds from asset sales (and after giving effect to) the payment of installments due under loans made pursuant to the indebtedness incurred in the Transaction, as such installments are scheduled at the close of the Transaction. It is Houlihan Lokey's understanding, upon which it is relying, that the Company's Board of Directors and any other recipient of the Opinion will consult with and rely solely upon their own legal counsel with respect to said definitions. No representation is made herein, or directly or indirectly by the Opinion, as to any legal matter or as to the sufficiency of said definitions for any purpose other than setting forth the scope of Houlihan Lokey's Opinion hereunder.

Notwithstanding the use of the defined terms "fair value" and "present fair saleable value," we have not been engaged to identify prospective purchasers or to ascertain the actual prices at which and terms on which the Company can currently be sold, and we know of no such efforts by others. Because the sale of any business enterprise involves numerous assumptions and uncertainties, not all of which can be quantified or ascertained prior to engaging in an actual selling effort, we express no opinion as to whether the Company would actually be sold for the amount we believe to be its fair value and present fair saleable value.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

         1. reviewed the Company's form 10-K for the fiscal year ended March 31, 1998, the Company's form 10-Q for the nine month period ending December 31, 1998, and the Company's internal, unaudited results through February 28, 1999, which the Company's management has identified as the most current information available;

         2. reviewed copies of the following agreements: Employment Agreements and Amendments, certain real estate appraisals, Certificate of Designation of $5.00 Cumulative Preferred Stock, Certificate of Designation of the $4.20 Cumulative Exchangeable Series A Preferred Stock;

Board of Directors
Avatex Corporation
May 6, 1999
Page 3


         3. reviewed the General Terms and Conditions of Settlement Between Avatex Corp. and Certain Preferred Shareholders, the Draft Amended and Restated Merger Agreement, Draft Shareholders Agreement, Draft Warrant Agreement, and Draft Promissory Note;

         4.    reviewed the Company's Performance Incentive Plan;

         5. met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company;

         6.    visited certain facilities and business offices of the Company;

         7. reviewed forecasts and projections prepared by the Company's management with respect to the Company for the period March 1999 to May 2003 ("Certified Forecast");

         8. reviewed other publicly available financial data for the Company and certain publicly-held investments of the Company; and

         9. conducted such other studies, analyses and investigations as we have deemed appropriate.

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and that there has been no material adverse change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to us. In addition, we have assumed the following:

         1. The Company will limit employee cash bonuses to 25% of the cumulative excess, after tax, cash flow from the sale of assets (or from other sources not included in the forecast) since the Transaction settlement in excess of the cumulative estimated, after tax, cash proceeds projected for the respective period subsequent to the Transaction in the Certified Forecast. Further, the Company will make no distribution of cash bonuses until the 1-year anniversary of the Transaction. In addition, the Company will make no cash bonuses if the Company's cash balance after payment of such cash bonuses is less than $10 million prior to the extinguishment of the Foxmeyer Bankruptcy Trustee note ("Trustee Note" hereinafter). Once the Trustee Note is extinguished, the Company will make no cash bonuses if the Company's cash balance after payment of such cash bonuses is less than $5 million. Upon extinguishment of the Trustee Note and the 6.75% note to the Company's pre-Transaction preferred shareholders ("Preferred Note" hereinafter), the above limitations on the Company's

Board of Directors
Avatex Corporation
May 6, 1999
Page 4


               cash bonuses will be terminated. In addition, the above limitations shall not apply to Litigation Income related bonuses as defined in the Company's Performance Incentive Plan;
               2. The Company and Mssrs. Butlers and Estrin will enter into additional amendments to their respective employment agreements under which Messrs. Butler or Estrin, as the case may be, will agree to the deferred payment of severance or other benefits if he is terminated without just cause under Section 5(d) of his employment agreement, provided that (i) the agreement to defer payment will not apply to any termination pursuant to the terms of the paragraph immediately preceding Section 6 of the employment agreement (other than as a result of the Transaction, in which case no severance or other benefits will be paid of deferred, or actions involving Phar-Mor or other entities affiliated with Mr. Butler or Mr. Estrin, in which case severance and other benefits will be deferred), and (ii) any severance and other benefits that are deferred will be paid after the Trustee note and the Preferred Note are paid or otherwise satisfied.
               3. The Company will limit investments in non-publicly traded securities (not included in the Certified Forecast) to the greater of $2 million or 50% of the cumulative excess, after tax, cash flow from the sale of assets (or from other sources not included in the forecast) since the Transaction settlement in excess of the cumulative estimated, after tax, cash proceeds projected for the respective period subsequent to the Transaction in the Certified Forecast until the Trustee Note is extinguished. However, the Company will make no cash investments in non-publicly traded securities (not included in the Certified Forecast) if the Company's aggregate cash balances (excluding cash related to the Company's real estate interests) after such investments is less than $10 million before the Trustee Note is extinguished. Once the Trustee Note is extinguished, the Company will not make investments in non-publicly traded securities (not included in the Certified Forecast) if the cash balance after such investments is less than $5 million. Upon extinguishment of the Trustee Note and the 6.75% note to the Company's pre-Transaction preferred shareholders ("Preferred Note" hereinafter), the above limitations on the Company's investments in non-publicly traded securities (not included in the Certified Forecast) will be terminated.

In addition, our analysis was predicated on the one of the following events occurring prior to closing:

         a) The Company obtaining a line of credit (or overdraft availability) of at least $4MM from a financial institution; or

         b) The Company completing the sale of its real estate investments for an amount greater than $10MM before the transaction closing.

Board of Directors
Avatex Corporation
May 6, 1999
Page 5


We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, it is our opinion as of the date of this letter that, assuming the Transaction had been consummated as proposed, immediately after and giving effect to the Transaction: (a) on a pro forma basis, the fair value and present fair saleable value of the Company's assets would exceed the Company's stated liabilities and identified contingent liabilities; (b) the Company should be able to pay its debts as they become absolute and mature; and (c) the capital remaining in the Company after the Transaction would not be unreasonably small for the business in which the Company is engaged, as management has indicated it is now conducted and is proposed to be conducted following the consummation of the Transaction.

This Opinion is furnished solely for your benefit and may not be relied upon by any other person without our express, prior written consent. This Opinion is delivered to each recipient subject to the conditions, scope of engagement, limitations and understandings set forth in this Opinion and our engagement letter dated January 8, 1999, and subject to the understanding that the obligations of Houlihan Lokey in the Transaction are solely corporate obligations, and no officer, director, employee, agent, shareholder or controlling person of Houlihan Lokey shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of you or your affiliates.




/s/ HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.
HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

--------------------------------------------------------------------------------
                              Supporting Exhibits
--------------------------------------------------------------------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
-------------------------------------------------------------------------------

Avatex Corporation
Summary of Current Balance Sheet Items
--------------------------------------------------------------------------------

                                           ASSUMPTION: 100% CASH ELECTION
                                 -----------------------------------------------
                                  Pre Deal                Post Deal   Management
                                 Estimated   Impact Of    Estimated   Estimated
Assets                              FMV     Transaction      FMV         FMV
                                 -----------------------------------------------

Total Liquid Assets                24,012    (17,650)       6,362        6,362

Total Receivables                   2,544       --          2,544        3,544

Total Inv. In Public Securities    57,204       --         57,204       66,155

Total VC Investments                9,977       --          9,977        9,593

Total Real Estate                  11,000       --         11,000       12,000

Total Other Assets                  5,433       --          5,433        5,433

                                 -----------------------------------------------
    Total Assets                  110,169    (17,650)      92,519      103,087

Liabilities

Total Debt Obligations              9,226     34,000       43,226       43,226

Total Contingent Liabilities       19,804       --         19,804       22,010

Total A/P & Accruals                 [**]       --           [**]         [**]

                                 -----------------------------------------------
   Total Obligations                 [**]     34,000         [**]         [**]
                                 -----------------------------------------------

NET EQUITY CUSHION                   [**]    (51,650)        [**]         [**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

--------------------------------------------------------------------------------

Avatex Corporation
Solvency Analysis

                                                                                               ASSUMPTION: 100% CASH ELECTION
                                                                                           ----------------------------------------
As of April 28, 1999
(in millions $, except shares and mkt. prices)                                                                          Estimated
                                                                                              Book Value      GAAP        Value
                                                                                              At 12/31/98   2/28/99     At 7/31/99
                                                                                           ----------------------------------------
ASSETS

Liquid Assets
      Overnight Investments                                                                     27,569       27,892       31,528
      Cash Accounts                                                                               113          --           --
      Grand Bank money market                                                                    1,251         --           --
      Cash surrender value                                                                       1,026       1,076        1,484
      Restricted Cash (Real Estate)                                                               340         324          324
      Cash Associated W/Real Estate                                                               313         770          770
                                                                                           ----------------------------------------
                 Total Liquid Assets                                                            30,612       30,062       34,106

Receivables
      Real Estate operating receivables                                                           230         247          247
      Other receivables parent company                                                            75           44           44
      Receivable from Nat Steel Corp.                                                              --          --           --
      Note receivable from Shopko                                                                2,500       2,500        3,500
      Bernstein Receivable                                                                         --          --         3,035
      Best Western sale                                                                            --          --           --
                                                                                           ----------------------------------------
                 Total Receivables                                                               2,805       2,791        6,826

Investment In Public Securities            Ownership                   Price      As Of
                                         ------------------------    ----------------------
      Carson Inc Stock                     1,731.690       11.6%         [**]    4/28/99         6,927       5,412        6,386
      JW-Genesis Stock                      80.000          1.5%       $14.13    4/28/99         1,781       2,059        1,130
      Phar-Mor Stock                       4,704.033       38.4%         [**]    4/28/99        23,877       23,802       23,520
      Phar-Mor Warrants                     91.902        N/A          $0.750    4/28/99          75           70           69
      Imagyn Med. Tech. Stock              1,914.827        4.9%       $0.313    4/28/99          383        1,666         598
      Imagyn Warrants                                                                              --          --           --

                                                                                           ----------------------------------------
                 Total Investment In Public Securities                                          33,043       33,009       31,703

Venture Capital Investments
      RAS Service LP                                                                              27           31           --
      RAS Holding                                                                                 934        1,480        2,480
      Chemlink Acquisition Co                                                                    2,807       2,726        3,016
      Caring Technologies                  1,490.462                   $1.000                    1,288       1,288        1,490
      HPD Holdings Corp.                                                                         1,250       1,250        1,413
      Dividends accrued on investments                                                            166         163           --
      Alumet Partnership                                                                           --          --           --
      Cyclone                                                                                      --          --           --
      Ben Franklin                                                                                 --          --           --
      AM Partners                                                                                  --          --           --
      Emultek                                                                                      --          44           44
      Proscape Technologies                                                                       150         150          150

                                                                                           ----------------------------------------
                 Total Venture Capital Investments                                               6,622       7,132        8,593

Real Estate
      Howard Johnson (Includes Total FMV Adj.)                                                   8,432       8,395        8,395
      Best Western                                                                                 --          --           --
      RIVA Properties                                                                            4,953       4,901        4,901
      NRA Building (Marriott)                                                                   16,650       17,407       17,407
                                                                                           ----------------------------------------
                 Total Real Estate                                                              30,035       30,703       30,703

Other Assets
      Pension Plans                                                                             10,535       10,779       10,779
      PP&E (Parent)                                                                               133         126          126
      Trust Assets                                                                                11           --           --
      Prepaids                                                                                    290         307          307
      Real Estate deferred costs for debt, invent.                                                213         200          200
      Intangibles (relating to real estate purchases)                                             720         703          703
      Deferred debt issue costs (real estate)                                                     787         783          783
      Best Western franchise purchase                                                             38           38           38
      Litigation Settlement                                                                        --          --           --
                                                                                           ----------------------------------------
                 Total Other Assets                                                             12,727       12,936       12,936

                                                                                           ----------------------------------------
      TOTAL ASSETS                                                                              115,844     116,633      124,868
                                                                                           ========================================

LIABILITIES

Debt Obligations
      Note To Former Preferred S/Hs                                                                --          --
      Note Foxmeyer Bankruptcy Trustee (PIK)                                                     8,835       8,944        9,226
      Real Estate - RIVA (Non-Recourse)                                                          5,163       5,151        5,151
      Real Estate - Howard Johnson (Non-Recourse)                                                7,403       7,333        7,333
      Real Estate - NRA Builiding  (Non-Recourse)                                               13,002       13,008       13,008
      New Line Of Credit

                                                                                           ----------------------------------------
                 Total Debt Obligations                                                         34,403       34,436       34,718

Contingent Liabilities
      Environmental Claims                                                                        [**]        [**]         [**]
      Lawsuit - [**]                                                                              [**]        [**]         [**]
      Lawsuit - [**]                                                                              [**]        [**]         [**]
      Lawsuit - [**]                                                                               --          --           --
      Reserve for USHDI Disc. Ops.                                                                [**]        [**]         [**]
      PBM accrued commission on Shopko note                                                       [**]        [**]         [**]
      Directors' pension/Wilson/Thompson                                                          [**]        [**]         [**]
      Retiree Healthcare (Total)                                                                  [**]        [**]         [**]
      Nonqualified Ret. Plans (Total)                                                             [**]        [**]         [**]
      Reserve For O/S Permian LP units                                                            [**]        [**]         [**]
      NAC Shut-down Reserves                                                                      [**]        [**]         [**]
      Natmin reserves                                                                             [**]        [**]         [**]
      National Intergroup Pension Liability                                                        --          --           --
      Alumet Obligation                                                                           [**]        [**]         [**]
      Other Contingent Liabilities                                                                 --          --           --
      Tax On Built In Capital Gains                                                                --          --           --

                                                                                           ----------------------------------------
                 Total Contingent Liabilities                                                   11,577       11,423       11,207

Accounts Payable & Accruals
      Outstanding checks and accounts payable                                                    1,173       1,281        1,303
      Real Estate Accrued Payables                                                                 587         606          606
      [**]                                                                                        [**]        [**]         [**]
      Proxy-Annual report costs                                                                     87          99           99
      Payroll                                                                                      765         904          904
      Accrued franchise taxes                                                                       78          78           78
      [**]                                                                                        [**]        [**]         [**]
      Audit accrual                                                                                134          87           87
      Real Estate Accrued Liabilities                                                              898       2,213        2,213

                                                                                           ----------------------------------------
                 Total A/P & Accruals                                                             [**]        [**]         [**]

Total Obligations                                                                                 [**]        [**]         [**]

                 Net Equity Cushion                                                               [**]        [**]         [**]

                                                                           ASSUMPTION: 100% CASH ELECTION
                                                       ---------------------------------------------------------------------
As of April 28, 1999
(in millions $, except shares and mkt. prices)                                                      Pre Deal
                                                            Less:      Accounting        FMV       Estimated    Impact Of
                                                         Real Estate   Adjustments   Adjustments      FMV      Transaction
                                                       ---------------------------------------------------------------------
ASSETS

Liquid Assets
      Overnight Investments                                (9,000)          --            --         22,528     (17,650)
      Cash Accounts                                           --            --            --           --           --
      Grand Bank money market                                 --            --            --           --           --
      Cash surrender value                                    --            --            --         1,484          --
      Restricted Cash (Real Estate)                         (324)           --            --           --           --
      Cash Associated W/Real Estate                         (770)           --            --           --           --
                                                       ---------------------------------------------------------------------
                 Total Liquid Assets                      (10,094)          --            --         24,012     (17,650)

Receivables
      Real Estate operating receivables                     (247)           --            --           --           --
      Other receivables parent company                        --            --            --           44           --
      Receivable from Nat Steel Corp.                         --            --            --           --           --
      Note receivable from Shopko                             --            --         (1,000)       2,500          --
      Bernstein Receivable                                 (3,035)          --            --           --           --
      Best Western sale                                       --            --            --           --           --
                                                       ---------------------------------------------------------------------
                 Total Receivables                         (3,282)          --         (1,000)       2,544          --

Investment In Public Securities

      Carson Inc Stock                                        --            --           [**]          [**]         --
      JW-Genesis Stock                                        --            --            0          1,130          --
      Phar-Mor Stock                                          --            --           [**]          [**]         --
      Phar-Mor Warrants                                       --            --            --           69           --
      Imagyn Med. Tech. Stock                                 --            --          (150)         449           --
      Imagyn Warrants                                         --            --            --           --           --

                                                       ---------------------------------------------------------------------
                 Total Investment In Public Securities        --            --         25,501        57,204         --

Venture Capital Investments
      RAS Service LP                                          --            --            --           --           --
      RAS Holding                                             --            --            --         2,480          --
      Chemlink Acquisition Co                                 --            --            --         3,016          --
      Caring Technologies                                     --            --            --         1,490          --
      HPD Holdings Corp.                                      --            --            --         1,413          --
      Dividends accrued on investments                        --            --            --           --           --
      Alumet Partnership                                      --            --          1,383        1,383          --
      Cyclone                                                 --            --            --           --           --
      Ben Franklin                                            --            --            --           --           --
      AM Partners                                             --            --            --           --           --
      Emultek                                                                                          44
      Proscape Technologies                                   --            --            --          150           --
                                                                                                        -
                                                       ---------------------------------------------------------------------
                 Total Venture Capital Investments            --            --          1,383        9,977          --

Real Estate
      Howard Johnson (Includes Total FMV Adj.)             (8,395)          --         11,000        11,000         --
      Best Western                                            --            --            --           --           --
      RIVA Properties                                      (4,901)          --            --           --           --
      NRA Building (Marriott)                             (17,407)          --            --           --           --
                                                       ---------------------------------------------------------------------
                 Total Real Estate                        (30,703)          --         11,000        11,000         --

Other Assets
      Pension Plans                                       (10,779)          --            --           --           --
      PP&E (Parent)                                           --            --            --          126           --
      Trust Assets                                            --            --            --           --           --
      Prepaids                                                --            --            --          307           --
      Real Estate deferred costs for debt, invent.          (200)           --            --           --           --
      Intangibles (relating to real estate purchases)       (703)           --            --           --           --
      Deferred debt issue costs (real estate)               (783)           --            --           --           --
      Best Western franchise purchase                       (38)            --            --           --           --
      Litigation Settlement                                   --            --          5,000        5,000          --
                                                       ---------------------------------------------------------------------
                 Total Other Assets                       (12,503)          --          5,000        5,433          --

                                                       ---------------------------------------------------------------------
      TOTAL ASSETS                                        (56,582)          --         41,884       110,169     (17,650)
                                                       =====================================================================

LIABILITIES

Debt Obligations
      Note To Former Preferred S/Hs                           --            --            --           --        34,000
      Note Foxmeyer Bankruptcy Trustee (PIK)                  --            --            --         9,226          --
      Real Estate - RIVA (Non-Recourse)                    (5,151)          --            --           --           --
      Real Estate - Howard Johnson (Non-Recourse)          (7,333)          --            --           --           --
      Real Estate - NRA Builiding  (Non-Recourse)         (13,008)          --            --           --           --
      New Line Of Credit

                                                       ---------------------------------------------------------------------
                 Total Debt Obligations                   (25,492)          --            --         9,226       34,000

Contingent Liabilities
      Environmental Claims                                    --            --           [**]         [**]          --
      Lawsuit - [**]                                          --            --            --          [**]          --
      Lawsuit - [**]                                          --            --            --          [**]          --
      Lawsuit - [**]                                          --            --           [**]         [**]          --
      Reserve for USHDI Disc. Ops.                            --            --           [**]         [**]          --
      PBM accrued commission on Shopko note                   --            --            --          [**]          --
      Directors' pension/Wilson/Thompson                      --            --            --          [**]          --
      Retiree Healthcare (Total)                              --            --           [**]         [**]          --
      Nonqualified Ret. Plans (Total)                         --            --            --          [**]          --
      Reserve For O/S Permian LP units                        --            --            --          [**]          --
      NAC Shut-down Reserves                                  --            --           [**]         [**]          --
      Natmin reserves                                         --           [**]           --           --           --
      National Intergroup Pension Liability                   --            --           [**]          --           --
      Alumet Obligation                                       --            --           [**]          --           --
      Other Contingent Liabilities                            --            --           [**]         [**]          --
      Tax On Built In Capital Gains                           --            --            --           --           --

                                                       ---------------------------------------------------------------------
                 Total Contingent Liabilities                 --          (244)         8,841        19,804         --

Accounts Payable & Accruals
      Outstanding checks and accounts payable                 --            --            --         1,303          --
      Real Estate Accrued Payables                          (606)           --            --           --           --
      [**]                                                   [**]          [**]          [**]         [**]         [**]
      Proxy-Annual report costs                               --            --            --           99           --
      Payroll                                                 --          879)            --           25           --
      Accrued franchise taxes                                 --            --            --           78           --
      [**]                                                   [**]          [**]          [**]         [**]         [**]
      Audit accrual                                           --            --            --           87           --
      Real Estate Accrued Liabilities                      (2,213)          --            --           --           --

                                                       ---------------------------------------------------------------------
                 Total A/P & Accruals                      (2,819)         [**]          [**]         [**]          --

Total Obligations                                         (28,311)         [**]          [**]         [**]       34,000

                 Net Equity Cushion                       (28,271)         [**]          [**]         [**]      (51,650)
                                                        ASSUMPTION: 100% CASH ELECTION
                                                        ------------------------------
As of April 28, 1999
(in millions $, except shares and mkt. prices)               Post Deal  Management
                                                             Estimated  Estimated
                                                                FMV        FMV
                                                        ------------------------------
ASSETS

Liquid Assets
      Overnight Investments                                    4,878      4,878
      Cash Accounts                                              --         --
      Grand Bank money market                                    --         --
      Cash surrender value                                     1,484      1,484
      Restricted Cash (Real Estate)                              --         --
      Cash Associated W/Real Estate                              --         --
                                                        ------------------------------
                 Total Liquid Assets                           6,362      6,362

Receivables
      Real Estate operating receivables                          --         --
      Other receivables parent company                          44          44
      Receivable from Nat Steel Corp.                            --         --
      Note receivable from Shopko                              2,500      3,500
      Bernstein Receivable                                       --         --
      Best Western sale                                          --         --
                                                        ------------------------------
                 Total Receivables                             2,544      3,544

Investment In Public Securities

      Carson Inc Stock                                          [**]       [**]
      JW-Genesis Stock                                         1,130      1,130
      Phar-Mor Stock                                            [**]       [**]
      Phar-Mor Warrants                                         69          69
      Imagyn Med. Tech. Stock                                   449        598
      Imagyn Warrants                                            --         --

                                                        ------------------------------
                 Total Investment In Public Securities        57,204      66,155

Venture Capital Investments
      RAS Service LP                                             --         -
      RAS Holding                                              2,480      2,480
      Chemlink Acquisition Co                                  3,016      3,016
      Caring Technologies                                      1,490      1,490
      HPD Holdings Corp.                                       1,413      1,413
      Dividends accrued on investments                           --         --
      Alumet Partnership                                       1,383      1,000
      Cyclone                                                    --         --
      Ben Franklin                                               --         --
      AM Partners                                                --         --
      Emultek                                                   44          44
      Proscape Technologies                                     150        150

                                                        ------------------------------
                 Total Venture Capital Investments             9,977      9,593

Real Estate
      Howard Johnson (Includes Total FMV Adj.)                11,000      12,000
      Best Western                                               --         --
      RIVA Properties                                            --         --
      NRA Building (Marriott)                                    --         --
                                                        ------------------------------
                 Total Real Estate                            11,000      12,000

Other Assets
      Pension Plans                                              --         --
      PP&E (Parent)                                             126        126
      Trust Assets                                               --         --
      Prepaids                                                  307        307
      Real Estate deferred costs for debt, invent.               --         --
      Intangibles (relating to real estate purchases)            --         --
      Deferred debt issue costs (real estate)                    --         --
      Best Western franchise purchase                            --         --
      Litigation Settlement                                    5,000      5,000
                                                        ------------------------------
                 Total Other Assets                            5,433      5,433

                                                        ------------------------------
      TOTAL ASSETS                                            92,519     103,087
                                                        ==============================

LIABILITIES

Debt Obligations
      Note To Former Preferred S/Hs                           34,000      34,000
      Note Foxmeyer Bankruptcy Trustee (PIK)                   9,226      9,226
      Real Estate - RIVA (Non-Recourse)                          --         --
      Real Estate - Howard Johnson (Non-Recourse)                --         --
      Real Estate - NRA Builiding  (Non-Recourse)                --         --
      New Line Of Credit                                                    --
                                                                            --
                                                        ------------------------------
                 Total Debt Obligations                       43,226      43,226

Contingent Liabilities
      Environmental Claims                                      [**]       [**]
      Lawsuit - [**]                                            [**]       [**]
      Lawsuit - [**]                                            [**]       [**]
      Lawsuit - [**]                                            [**]       [**]
      Reserve for USHDI Disc. Ops.                              [**]       [**]
      PBM accrued commission on Shopko note                     [**]
      Directors' pension/Wilson/Thompson                        [**]       [**]
      Retiree Healthcare (Total)                                [**]       [**]
      Nonqualified Ret. Plans (Total)                           [**]       [**]
      Reserve For O/S Permian LP units                          [**]       [**]
      NAC Shut-down Reserves                                    [**]       [**]
      Natmin reserves                                            --         --
      National Intergroup Pension Liability                      --         --
      Alumet Obligation                                          --         --
      Other Contingent Liabilities                              [**]       [**]
      Tax On Built In Capital Gains                              --        [**]

                                                        ------------------------------
                 Total Contingent Liabilities                 19,804      22,010

Accounts Payable & Accruals
      Outstanding checks and accounts payable                  1,303      1,303
      Real Estate Accrued Payables                               --         --
      [**]                                                      [**]       [**]
      Proxy-Annual report costs                                 99          99
      Payroll                                                   25          25
      Accrued franchise taxes                                   78          78
      [**]                                                      [**]       [**]
      Audit accrual                                             87          87
      Real Estate Accrued Liabilities                            --         --

                                                        ------------------------------
                 Total A/P & Accruals                           [**]       [**]

Total Obligations                                               [**]       [**]

                 Net Equity Cushion                             [**]       [**]


--------------------------------------------------------------------------------

Avatex Corporation
Summary of Debt Outstanding
--------------------------------------------------------------------------------

(1) Foxmeyer Trustee Note - Approximately $9MM PIK at the prime rate maturing in 18 months (10/2000). Note secured by 1.1MM shares of Phar-Mor common stock. Note conservatively valued at face value.

(2) Preferred Security (Note/Preferred Stock) - $34 million face value with interest at 6.75%, payable semi-annually. Entire principal amount due in 36 months. No interim amortization. Preferred security will be collateralized by the 3.6MM Phar-Mor shares not pledged to the Foxmeyer bankruptcy trustee.

Avatex Corporation
Summary of Real Estate Investments
--------------------------------------------------------------------------------
(000s)

                                          Howard        Marriott       Days Inn &
                                         Johnsons       Courtyard      Office Bldg      Totals
                                         --------       ---------      -----------      ------
 Est. FMV of Property [a]                  15,000         18,000          8,000         41,000

 Current Debt O/S [b]                      (7,403)       (13,002)        (5,158)       (25,563)
                                          -------        -------        -------        -------

 Indicated Equity Value                     7,597          4,998          2,842         15,437

 Avatex Preferred Interest [c]             (3,976)        (4,998)            --         (8,974)
                                          -------        -------        -------        -------

Residual Equity Interest                    3,620             --          2,842          6,462

 Avatex Share Of Res. Interest [d]             50%            50%            50%            50%
                                          -------        -------        -------        -------

 Value of Avatex Res. Interest              1,810             --          1,421          3,231

 Aggregate Value of Avatex Interests        5,787          4,998          1,421         12,206

 Adjustments
                                          -------        -------        -------        -------
 Net Value of Avatex Interests              5,787          4,998          1,421         12,206


a) Based on Avatex Mgmt value estimate (Arthur Andersen appraisal $11.7MM), Thorne Consultants appraisal and Avatex Mgmt value estimate, respectively.

b) Source: Avatex Corporation. Debt is non-recourse to Avatex Corporation

c) Source: Avatex Corporation.

d) Source: Avatex Corporation.

Summary

According to Avatex management, the Company is currently negotiating to sell both its preferred and residual interests in these properties to its JV partner (Bernstein) for $12MM.

--------------------------------------------------------------------------------

Avatex Corporation
Summary of Major Venture Capital Investments
--------------------------------------------------------------------------------

(1) RAS Holdings - Avatex directly owns approximately 9% (including warrants). Investment of $2,480,000 includes the additional $1,000,000 investment to be made in June 1999.

(2)   Chemlink - Avatex's ownership is indirect with an acquisition company
      (CLAC) of which Mel Estrin and Abbey Butler are the 2 BOD members. Avatex owns 40% of CLAC which owns 50% of Chemlink (Avatex indirectly 20% of Chemlink). Avatex's initial investment in CLAC was in 3/98. As of 4/28/99, Avatex had invested $3,015,700 in CLAC/Chemlink.

(3) Caretech - Avatex directly owns 6.3% of Caring Technologies. Its investment of $1,287,600 was made in December 1997 at a basis of $1.30 per share. The Company records its investment at $1.00 per share and intends to purchase an additional 500,000 shares in May 1999 for $1.00 per share.

(4) HPD - Avatex made a direct investment of $1,250,000 in April 1998 for 125 shares of preferred stock. As part of this investment, Avatex also received a 2.5% interest in HPD's common stock. The Company records its investment of $1,413,000 inclusive of dividends.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

AVATEX CORPORATION
Projected Statement of Cash Flows @ 4/29/99
($000,000s)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Fiscal Year 2000
                                                         Jan-99    Feb-99    Mar-99    Apr-99    May-99   Jun-99   Jul-99    Aug-99
------------------------------------------------------------------------------------------------------------------------------------
Cash Flow Used for Operations
     Salaries and Benefits                                0.213     0.221     0.232     0.214     0.208    0.202    0.296     0.200
     Travel                                               0.006     0.001     0.025     0.025     0.025    0.025    0.025     0.025
     Directors' Fees                                      0.026     0.017     0.022     0.025     0.022    0.022    0.025     0.014
     Consulting                                           0.063     0.008     0.008     0.033     0.004    0.014    0.017     0.004
     Equity Restructuring Costs                           --        --        --        --        --       --       --        --
     Audit                                                0.042     0.004     --        --        0.010    0.023    0.021     --
     Actuarial Fees                                       --        --        0.003     0.003     0.005    0.005    0.003     0.003
     Legal Fees                                           0.271     0.334     0.326     0.509     0.309    0.274    0.274     0.274
     Legal Settlements                                    0.000     0.175     --        --        0.050    1.000    --        --
     Insurance                                            0.007     0.164     --        0.572     0.051    0.002    --        --
     Public Company Expenses                              --        0.010     0.045     0.005     0.005    0.005    0.005     0.077
     Rent, Supplies and Other                             0.027     0.029     0.030     0.030     0.030    0.030    0.030     0.030

Other Cash Outflows
     Retiree Payments                                     0.077     0.042     0.103     0.057     0.054    0.054    0.057     0.054
     Environmental Payments                               0.029     0.069     0.053     0.005     0.007    0.005    0.019     0.059
     Tax Payments                                         0.003    (0.028)    --        0.023     --       0.023    --        --
     Repayment of Trustee Note                            --        --        --        --        --       --       --        --
     Interest Expense on Negative Cash @ 10%              --        --        --        --        --       --       --        --

Preferred Stock Settlement (100%)
     Cash Paid to all Preferreds                          --        --        --        --        --       --       --       15.250
     Elliot/Marx Expenses                                 --        --        --        --        --       --       --        2.000
     Avatex Transaction and Legal Expense, Including
       Merger Expense                                     0.143     0.072     0.124     0.142     0.400    0.100    0.100     0.300
     Interest Expense on Preferred Stock Note             --        --        --        --        --       --       --        --
     Payment of Note                                      --        --        --        --        --       --       --        --
Investments
     ChemLink                                             --        --        --        --        --       --       --        --
     Caring Technology                                    --        --        --        --        0.500    --       --        --
     RAS Holdings                                         --        0.467     --        --        1.000    --       --        --
     Real Estate                                          0.238     --        --        --        --       --       --        --

                                                          --------------------------------------------------------------------------
Net Cash Outflow, Corporate                               1.145     1.585     0.971     1.643     2.680    1.784    0.872    18.290
                                                          --------------------------------------------------------------------------

Cash Inflows
     Other Income                                         --        --        --        --        --       --       --        --
     Dividends Received from Real Estate Operations       --        --        --        --        --       --       --        --
     Collection of NSC Note                               --        --        --        --        --       --       --        --
     Collection of Miscellaneous Receivables              --        --        --        --        --       --       --        --
     Alumet                                               --        --        --        --        --       --       --        --
     Pittsburgh Seed Fund/Atlas Energy                    0.010     0.040
     Collection of Shopko Note Receivable                 --        --        --        --        --       --       --        --
     Liquidation of Unidentified Assets
     Borrowed Funds                                       --        --        --        --        --       --       --        --
     Sale of Carson, Inc. @ $[**]/share
       (1,731,690 shares)                                 --        --        --        --        --       --       --        --
     Sale of Phar-Mor, Inc. @ $[**]/share                 --        --        --        --        --       --       --        --
     Real Estate                                          --        --        --        --        --       9.000    --        --
     Collection of Bernstein Receivable                   --        --        --        --        --       --       --        --
     CD's from 6 Months to 3 Months                       --        --        --        --        --       --       --        --
     Sale of JWGenesis                                    --        1.413     --        1.002     --       --       --        --
     Interest Income                                      0.120     0.103     0.114     0.112     0.105    0.115    0.129     0.089

                                                          --------------------------------------------------------------------------
Net Cash Inflow, Corporate                                0.130     1.556     0.114     1.114     0.105    9.115    0.129     0.089
                                                          --------------------------------------------------------------------------

Corporate Net Cash Flow                                  (1.015)   (0.029)   (0.857)   (0.529)   (2.575)   7.332   (0.743)  (18.201)
                                                          ==========================================================================

                                                          --------------------------------------------------------------------------
Real Estate Net Cash Used (Provided)                      --        --        --        --        --       --       --        --
                                                          --------------------------------------------------------------------------

Consolidated Net Cash Flow                               (1.015)   (0.029)   (0.857)   (0.529)   (2.575)   7.332   (0.743)  (18.201)
                                                          ==========================================================================

Cash Balance, Beginning of Period                        28.937    27.922    27.893    27.036    26.507   23.933   31.264    30.522

Cash Balance, End of Period                              27.922    27.893    27.036    26.507    23.933   31.264   30.522    12.321

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Fiscal Year 2000                            FY 2000
                                                        Sep-99    Oct-99    Nov-99     Dec-99    Jan-00    Feb-00   Mar-00  Average
-----------------------------------------------------------------------------------------------------------------------------------
Cash Flow Used for Operations
     Salaries and Benefits                               0.200     0.200     0.300      0.292     0.217     0.174    0.169    0.223
     Travel                                              0.025     0.025     0.025      0.025     0.025     0.025    0.025    0.025
     Directors' Fees                                     0.014     0.017     0.014      0.014     0.014     0.014    0.014    0.017
     Consulting                                          0.005     --        --         --        --        --       --       0.006
     Equity Restructuring Costs                          --        --        --         --        --        --       --       --
     Audit                                               --        --        --         --        --        0.015    --       0.006
     Actuarial Fees                                      --        --        --         --        0.003     0.003    0.003    0.002
     Legal Fees                                          0.304     0.274     0.274      0.294     0.173     0.173    0.193    0.277
     Legal Settlements                                   --        --        --          [**]     --        --       --        [**]
     Insurance                                           0.138     --        0.055      --        0.166     --       --       0.082
     Public Company Expenses                             0.005     0.005     0.005      0.005     0.005     0.005    0.005    0.011
     Rent, Supplies and Other                            0.030     0.030     0.030      0.030     0.030     0.030    0.030    0.030

Other Cash Outflows
     Retiree Payments                                    0.054     0.054     0.054      0.069     0.077     0.053    0.071    0.059
     Environmental Payments                              0.005     0.005     0.005      0.005     0.013     0.005    0.013    0.012
     Tax Payments                                        0.023     --        --         0.023     --        --       0.023    0.010
     Repayment of Trustee Note                           --        --        --         --        --        --       --       --
     Interest Expense on Negative Cash @ 10%             --        --        --         --        --        --       --       --

Preferred Stock Settlement (100%)
     Cash Paid to all Preferreds                         --        --        --         --        --        --       --       1.271
     Elliot/Marx Expenses                                --        --        --         --        --        --       --       0.167
     Avatex Transaction and Legal Expense, Including
       Merger Expense                                    0.100     --        --         --        --        --       --       0.095
     Interest Expense on Preferred Stock Note            --        --        --         --        --        1.063    --       0.089
     Payment of Note                                     --        --        --         --        --        --       --       --
Investments
     ChemLink                                            --        --        --         --        --        --       --       --
     Caring Technology                                   --        --        --         --        --        --       --       0.042
     RAS Holdings                                        --        --        --         --        --        --       --       0.083
     Real Estate                                         --        --        --         --        --        --       --       --

                                                       ----------------------------------------------------------------------------
Net Cash Outflow, Corporate                              0.903     0.610     0.762      [**]      0.723     1.560    0.546     [**]
                                                       ----------------------------------------------------------------------------

Cash Inflows
     Other Income                                        --        --        --         --        --        --       --       --
     Dividends Received from Real Estate Operations      --        --        --         --        --        --       --       --
     Collection of NSC Note                              --        --        --         --        --        --       --       --
     Collection of Miscellaneous Receivables             --        --        --         --        --        --       --       --
     Alumet                                              0.350     --        --         --        --        --       --       0.029
     Pittsburgh Seed Fund/Atlas Energy
     Collection of Shopko Note Receivable                --        --        --         --        --        --       4.754    0.396
     Liquidation of Unidentified Assets
     Borrowed Funds                                      --        --        --         --        --        --       --       --
     Sale of Carson, Inc. @ $[**]/share
       (1,731,690 shares)                                --        --         [**]      --        --        --       --        [**]
     Sale of Phar-Mor, Inc. @ $[**]/share                --        --        --         --        --        --       --       --
     Real Estate                                         --        --        --         --        --        --       --       0.750
     Collection of Bernstein Receivable                  --        --        --         --        --        --       --       --
     CD's from 6 Months to 3 Months                      --        --        --         --        --        --       --       --
     Sale of JWGenesis                                   1.400     --        --         --        --        --       --       0.200
     Interest Income                                     0.053     0.054     0.087      0.120     0.116     0.112    0.118    0.101

                                                       ----------------------------------------------------------------------------
Net Cash Inflow, Corporate                               1.803     0.054      [**]      0.120     0.116     0.112    4.872     [**]
                                                       ----------------------------------------------------------------------------

Corporate Net Cash Flow                                  0.901    (0.556)     [**]     (1.137)   (0.607)   (1.448)   4.326     [**]
                                                       ============================================================================

                                                       ----------------------------------------------------------------------------
Real Estate Net Cash Used (Provided)                     --        --        --         --        --        --       --       --
                                                       ----------------------------------------------------------------------------

Consolidated Net Cash Flow                               0.901    (0.556)     [**]     (1.137)   (0.607)   (1.448)   4.326     [**]
                                                       ============================================================================

Cash Balance, Beginning of Period                       12.321    13.222    12.666       [**]    28.172    27.565   26.118     [**]

Cash Balance, End of Period                             13.222    12.666     [**]     28.172    27.565    26.118   30.444     [**]

Source:  Avatex Management Projections
--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

AVATEX CORPORATION
Projected Statement of Cash Flows @ 4/29/99
($000,000s)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Fiscal Year 2001
                                                                Apr-00    May-00    Jun-00    Jul-00    Aug-00    Sep-00     Oct-00
-----------------------------------------------------------------------------------------------------------------------------------
Cash Flow Used for Operations
     Salaries and Benefits                                      0.170     0.166     0.165     0.241     0.163     0.163      0.163
     Travel                                                     0.025     0.025     0.025     0.025     0.025     0.025      0.025
     Directors' Fees                                            0.017     0.014     0.014     0.017     0.014     0.014      0.017
     Consulting                                                 0.010     --        0.010     --        --        0.005      --
     Equity Restructuring Costs                                 --        --        --        --        --        --         --
     Audit                                                      --        0.010     0.023     0.021     --        --         --
     Actuarial Fees                                             0.003     0.005     0.005     0.003     0.003     --         --
     Legal Fees                                                 0.173     0.173     0.193     0.153     0.153     0.198      0.153
     Legal Settlements                                          --        --        --        --        --        --         --
     Insurance                                                  0.572     0.051     0.002     --        --        0.138      --
     Public Company Expenses                                    0.005     0.005     0.005     0.005     0.077     0.005      0.005
     Rent, Supplies and Other                                   0.030     0.030     0.030     0.030     0.030     0.030      0.030

Other Cash Outflows
     Retiree Payments                                           0.036     0.036     0.036     0.039     0.036     0.036      0.036
     Environmental Payments                                     0.005     0.007     0.005     0.019     0.059     0.005      0.005
     Tax Payments                                               --        0.023     --        --        --        0.023      --
     Repayment of Trustee Note                                  --        --        --        --        --        --        10.082
     Interest Expense on Negative Cash @ 10%                    --        --        --        --        --        --         --

Preferred Stock Settlement (100%)
     Cash Paid to all Preferreds                                --        --        --        --        --        --         --
     Elliot/Marx Expenses                                       --        --        --        --        --        --         --
     Avatex Transaction and Legal Expense, Including
       Merger Expense                                           --        --        --        --        --        --         --
     Interest Expense on Preferred Stock Note                   --        --        --        --        1.138     --         --
     Payment of Note                                            --        --        --        --        --        --         --
Investments
     ChemLink                                                   --        --        --        --        --        --         --
     Caring Technology                                          --        --        --        --        --        --         --
     RAS Holdings                                               --        --        --        --        --        --         --
     Real Estate                                                --        --        --        --        --        --         --

                                                           ------------------------------------------------------------------------
Net Cash Outflow, Corporate                                     1.046     0.545     0.513     0.553     1.698     0.642     10.516
                                                           ------------------------------------------------------------------------

Cash Inflows
     Other Income                                               --        --        --        --        --        --         --
     Dividends Received from Real Estate Operations             --        --        --        --        --        --         --
     Collection of NSC Note                                     --        --        --        --        --        --         --
     Collection of Miscellaneous Receivables                    --        --        --        --        --        --         --
     Alumet                                                     --        --        --        --        --        0.325      --

     Collection of Shopko Note Receivable                       --        --        --        --        --        --         --

     Borrowed Funds                                             --        --        --        --        --        --         --
     Sale of Carson, Inc. @ $[**]/share (1,731,690 shares)      --        --        --        --        --        --         --
     Sale of Phar-Mor, Inc. @ $[**]/share                       --        --        --        --        --        --         --
     Real Estate                                                --        --        --        --        --        --         --
     Collection of Bernstein Receivable                         --        --        1.710     --        --        --         --
     CD's from 6 Months to 3 Months                             --        --        --        --        --        --         --
     Sale of JWGenesis                                          --        --        --        --        --        --         --
     Interest Income                                            0.125     0.122     0.124     0.126     0.122     0.118      0.096

                                                           ------------------------------------------------------------------------
Net Cash Inflow, Corporate                                      0.125     0.122     1.834     0.126     0.122     0.443      0.096
                                                           ------------------------------------------------------------------------

Corporate Net Cash Flow                                        (0.921)   (0.423)    1.322    (0.427)   (1.576)   (0.199)   (10.420)
                                                           ========================================================================

                                                           ------------------------------------------------------------------------
Real Estate Net Cash Used (Provided)                            --        --        --        --        --        --         --
                                                           ------------------------------------------------------------------------

Consolidated Net Cash Flow                                     (0.921)   (0.423)    1.322    (0.427)   (1.576)   (0.199)   (10.420)
                                                           ========================================================================

Cash Balance, Beginning of Period                              30.444    29.523    29.101    30.422    29.996    28.420     28.222

Cash Balance, End of Period                                    29.523    29.101    30.422    29.996    28.420    28.222     17.802

------------------------------------------------------------------------------------------------------------------------------
                                                                             Fiscal Year 2001                         FY 2001
                                                                 Nov-00    Dec-00    Jan-01    Feb-01    Mar-01       Average
------------------------------------------------------------------------------------------------------------------------------
Cash Flow Used for Operations
     Salaries and Benefits                                       0.263     0.238     0.177     0.174     0.169          0.188
     Travel                                                      0.025     0.025     0.025     0.025     0.025          0.025
     Directors' Fees                                             0.014     0.014     0.014     0.014     0.014          0.015
     Consulting                                                  --        --        --        --        --             0.002
     Equity Restructuring Costs                                  --        --        --        --        --             --
     Audit                                                       --        --        --        0.015     --             0.006
     Actuarial Fees                                              --        --        0.003     0.003     0.003          0.002
     Legal Fees                                                  0.153     0.198     0.153     0.153     0.133          0.165
     Legal Settlements                                           --        --        --        --        --             --
     Insurance                                                   0.055     --        0.166     --        --             0.082
     Public Company Expenses                                     0.005     0.005     0.005     0.005     0.005          0.011
     Rent, Supplies and Other                                    0.030     0.030     0.030     0.030     0.030          0.030

Other Cash Outflows
     Retiree Payments                                            0.036     0.051     0.059     0.036     0.036          0.039
     Environmental Payments                                      0.005     0.005     0.013     0.005     0.013          0.012
     Tax Payments                                                --        0.023     --        --        0.023          0.008
     Repayment of Trustee Note                                   --        --        --        --        --             0.840
     Interest Expense on Negative Cash @ 10%                     --        --        --        --        --             --

Preferred Stock Settlement (100%)
     Cash Paid to all Preferreds                                 --        --        --        --        --             --
     Elliot/Marx Expenses                                        --        --        --        --        --             --
     Avatex Transaction and Legal Expense, Including
       Merger Expense                                            --        --        --        --        --             --
     Interest Expense on Preferred Stock Note                    --        --        --        1.157     --             0.191
     Payment of Note                                             --        --        --        --        --             --
Investments
     ChemLink                                                    --        --        --        --        --             --
     Caring Technology                                           --        --        --        --        --             --
     RAS Holdings                                                --        --        --        --        --             --
     Real Estate                                                 --        --        --        --        --             --

                                                           -------------------------------------------------------------------
Net Cash Outflow, Corporate                                      0.586     0.589     0.645     1.617     0.451          1.616
                                                           -------------------------------------------------------------------

Cash Inflows
     Other Income                                                --        --        --        --        --             --
     Dividends Received from Real Estate Operations              --        --        --        --        --             --
     Collection of NSC Note                                      --        --        --        --        --             --
     Collection of Miscellaneous Receivables                     --        --        --        --        --             --
     Alumet                                                      --        --        --        --        --             0.027

     Collection of Shopko Note Receivable                        --        --        --        --        --             --

     Borrowed Funds                                              --        --        --        --        --             --
     Sale of Carson, Inc. @ $[**]/share (1,731,690 shares)       --        --        --        --        --             --
     Sale of Phar-Mor, Inc. @ $[**]/share                        --        --        --        --        --             --
     Real Estate                                                 --        --        --        --        --             --
     Collection of Bernstein Receivable                          --        --        --        --        --             0.143
     CD's from 6 Months to 3 Months                              --        --        --        --        --             --
     Sale of JWGenesis                                           --        --        --        --        --             --
     Interest Income                                             0.073     0.071     0.069     0.064     0.060          0.098

                                                           -------------------------------------------------------------------
Net Cash Inflow, Corporate                                       0.073     0.071     0.069     0.064     0.060          0.267
                                                           -------------------------------------------------------------------

Corporate Net Cash Flow                                         (0.513)   (0.518)   (0.576)   (1.553)   (0.391)        (1.349)
                                                           ===================================================================

                                                           -------------------------------------------------------------------
Real Estate Net Cash Used (Provided)                             --        --        --        --        --             --
                                                           -------------------------------------------------------------------

Consolidated Net Cash Flow                                      (0.513)   (0.518)   (0.576)   (1.553)   (0.391)        (1.349)
                                                           ===================================================================

Cash Balance, Beginning of Period                               17.802    17.290    16.772    16.197    14.644         24.069

Cash Balance, End of Period                                     17.290    16.772    16.197    14.644    14.253         22.720

Source:  Avatex Management Projections
--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

AVATEX CORPORATION
Projected Statement of Cash Flows @ 4/29/99
($000,000s)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Fiscal Year 20002
                                                              Apr-01    May-01    Jun-01    Jul-01    Aug-01    Sep-01     Oct-01
-----------------------------------------------------------------------------------------------------------------------------------
Cash Flow Used for Operations
     Salaries and Benefits                                    0.170     0.166     0.165     0.241     0.163     0.163      0.163
     Travel                                                   0.025     0.025     0.025     0.025     0.025     0.025      0.025
     Directors' Fees                                          0.017     0.014     0.014     0.017     0.014     0.014      0.017
     Consulting                                               0.010     --        0.010     --        --        0.005      --
     Equity Restructuring Costs                               --        --        --        --        --        --         --
     Audit                                                    --        0.010     0.023     0.021     --        --         --
     Actuarial Fees                                           0.003     0.005     0.005     0.003     0.003     --         --
     Legal Fees                                               0.013     0.013     0.013     0.013     0.013     0.013      0.013
     Legal Settlements                                        --        --        --        --        --        --         --
     Insurance                                                0.572     0.051     0.002     --        --        0.138      --
     Public Company Expenses                                  0.005     0.005     0.005     0.005     0.077     0.005      0.005
     Rent, Supplies and Other                                 0.030     0.030     0.030     0.030     0.030     0.030      0.030

Other Cash Outflows
     Retiree Payments                                         0.036     0.036     0.036     0.039     0.036     0.036      0.036
     Environmental Payments                                   0.005     0.007     0.005     0.019     0.059     0.005      0.005
     Tax Payments                                             --        --        0.023     --        --        0.023      --
     Repayment of Trustee Note                                --        --        --        --        --        --         --
     Interest Expense on Negative Cash @ 10%                  --        --        --        --        --        --         --

Preferred Stock Settlement (100%)
     Cash Paid to all Preferreds                              --        --        --        --        --        --         --
     Elliot/Marx Expenses                                     --        --        --        --        --        --         --
     Avatex Transaction and Legal Expense, Including
       Merger Expense                                         --        --        --        --        --        --         --
     Interest Expense on Preferred Stock Note                 --        --        --        --        1.138     --         --
     Payment of Note                                          --        --        --        --        --        --         --
Investments
     ChemLink                                                 --        --        --        --        --        --         --
     Caring Technology                                        --        --        --        --        --        --         --
     RAS Holdings                                             --        --        --        --        --        --         --
     Real Estate                                              --        --        --        --        --        --         --

                                                       ----------------------------------------------------------------------------
Net Cash Outflow, Corporate                                   0.886     0.362     0.356     0.413     1.558     0.457      0.294
                                                       ----------------------------------------------------------------------------

Cash Inflows
     Other Income                                             --        --        --        --        --        --         --
     Dividends Received from Real Estate Operations           --        --        --        --        --        --         --
     Collection of NSC Note                                   --        --        --        --        --        --         --
     Collection of Miscellaneous Receivables                  --        --        --        --        --        --         --
     Alumet                                                   --        --        --        --        --        0.325      --

     Collection of Shopko Note Receivable                     --        --        --        --        --        --         --

     Borrowed Funds                                           --        --        --        --        --        --         --
     Sale of Carson, Inc. @ $[**]/share (1,731,690 shares)    --        --        --        --        --        --         --
     Sale of Phar-Mor, Inc. @ $[**]/share                     --        --        --        --        --        --         --
     Real Estate                                              --        --        --        --        --        --         --
     Collection of Bernstein Receivable                       --        --        1.605     --        --        --         --
     CD's from 6 Months to 3 Months                           --        --        --        --        --        --         --
     Sale of JWGenesis                                        --        --        --        --        --        --         --
     Interest Income                                          0.058     0.055     0.057     0.059     0.056     0.052      0.052

                                                       ----------------------------------------------------------------------------
Net Cash Inflow, Corporate                                    0.058     0.055     1.662     0.059     0.056     0.377      0.052
                                                       ----------------------------------------------------------------------------

Corporate Net Cash Flow                                      (0.828)   (0.307)    1.306    (0.354)   (1.502)   (0.080)    (0.242)
                                                       ============================================================================

                                                       ----------------------------------------------------------------------------
Real Estate Net Cash Used (Provided)                          --        --        --        --        --        --         --
                                                       ----------------------------------------------------------------------------

Consolidated Net Cash Flow                                   (0.828)   (0.307)    1.306    (0.354)   (1.502)   (0.080)    (0.242)
                                                       ============================================================================

Cash Balance, Beginning of Period                            14.253    13.425    13.119    14.425    14.071    12.569     12.489

Cash Balance, End of Period                                  13.425    13.119    14.425    14.071    12.569    12.489     12.247

----------------------------------------------------------------------------------------------------------------------------
                                                                              Fiscal Year 20002                     FY 2002
                                                                Nov-01    Dec-01    Jan-02    Feb-02    Mar-02      Average
----------------------------------------------------------------------------------------------------------------------------
Cash Flow Used for Operations
     Salaries and Benefits                                      0.263     0.238     0.177     0.174     0.169         0.188
     Travel                                                     0.025     0.025     0.025     0.025     0.025         0.025
     Directors' Fees                                            0.014     0.014     0.014     0.014     0.014         0.015
     Consulting                                                 --        --        --        --        --            0.002
     Equity Restructuring Costs                                 --        --        --        --        --            --
     Audit                                                      --        --        --        0.015     --            0.006
     Actuarial Fees                                             --        --        0.003     0.003     0.003         0.002
     Legal Fees                                                 0.013     0.013     0.013     0.013     0.013         0.013
     Legal Settlements                                          --        --        --        --        --            --
     Insurance                                                  0.055     --        0.166     --        --            0.082
     Public Company Expenses                                    0.005     0.005     0.005     0.005     0.005         0.011
     Rent, Supplies and Other                                   0.030     0.030     0.030     0.030     0.030         0.030

Other Cash Outflows
     Retiree Payments                                           0.036     0.051     0.059     0.036     0.034         0.039
     Environmental Payments                                     0.005     0.005     0.013     0.005     0.013         0.012
     Tax Payments                                               --        0.023     --        --        0.022         0.008
     Repayment of Trustee Note                                  --        --        --        --        --            --
     Interest Expense on Negative Cash @ 10%                    --        --        --        --        --            --

Preferred Stock Settlement (100%)
     Cash Paid to all Preferreds                                --        --        --        --        --            --
     Elliot/Marx Expenses                                       --        --        --        --        --            --
     Avatex Transaction and Legal Expense, Including
       Merger Expense                                           --        --        --        --        --            --
     Interest Expense on Preferred Stock Note                   --        --        --        --        --            0.095
     Payment of Note                                            --        --        --        1.157     --            0.096
Investments
     ChemLink                                                   --        --        --        --        --            --
     Caring Technology                                          --        --        --        --        --            --
     RAS Holdings                                               --        --        --        --        --            --
     Real Estate                                                --        --        --        --        --            --

                                                       ---------------------------------------------------------------------
Net Cash Outflow, Corporate                                     0.446     0.404     0.505     1.477     0.328         0.624
                                                       ---------------------------------------------------------------------

Cash Inflows
     Other Income                                               --        --        --        --        --            --
     Dividends Received from Real Estate Operations             --        --        --        --        --            --
     Collection of NSC Note                                     --        --        --        --        --            --
     Collection of Miscellaneous Receivables                    --        --        --        --        --            --
     Alumet                                                     --        --        --        --        --            0.027

     Collection of Shopko Note Receivable                       --        --        --        --        --            --

     Borrowed Funds                                             --        --        --        --        --            --
     Sale of Carson, Inc. @ $[**]/share (1,731,690 shares)      --        --        --        --        --            --
     Sale of Phar-Mor, Inc. @ $[**]/share                       --        --        --        --        --            --
     Real Estate                                                --        --        --        --        --            --
     Collection of Bernstein Receivable                         --        --        --        --        --            0.134
     CD's from 6 Months to 3 Months                             --        --        --        --        --            --
     Sale of JWGenesis                                          --        --        --        --        --            --
     Interest Income                                            0.050     0.049     0.047     0.043     0.039         0.051

                                                       ---------------------------------------------------------------------
Net Cash Inflow, Corporate                                      0.050     0.049     0.047     0.043     0.039         0.212
                                                       ---------------------------------------------------------------------

Corporate Net Cash Flow                                        (0.396)   (0.355)   (0.458)   (1.434)   (0.289)       (0.412)
                                                       =====================================================================

                                                       ---------------------------------------------------------------------
Real Estate Net Cash Used (Provided)                            --        --        --        --        --            --
                                                       ---------------------------------------------------------------------

Consolidated Net Cash Flow                                     (0.396)   (0.355)   (0.458)   (1.434)   (0.289)       (0.412)
                                                       =====================================================================

Cash Balance, Beginning of Period                              12.247    11.851    11.496    11.038     9.604        12.549

Cash Balance, End of Period                                    11.851    11.496    11.038     9.604     9.315        12.137

Source:  Avatex Management Projections
--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

AVATEX CORPORATION
Projected Statement of Cash Flows @ 4/29/99
($000,000s)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Fiscal Year 2003
                                                                 Apr-02    May-02    Jun-02     Jul-02    Aug-02    Sep-02    Oct-02
------------------------------------------------------------------------------------------------------------------------------------
Cash Flow Used for Operations
           Salaries and Benefits                                 0.170     0.166     0.165      0.241     0.163     0.163     0.163
           Travel                                                0.025     0.025     0.025      0.025     0.025     0.025     0.025
           Directors' Fees                                       0.017     0.014     0.014      0.017     0.014     0.014     0.017
           Consulting                                            0.010     --        0.01       --        --        0.005     --
           Equity Restructuring Costs                            --        --        --         --        --        --        --
           Audit                                                 --        0.010     0.023      0.021     --        --        --
           Actuarial Fees                                        0.003     0.005     0.005      0.003     0.003     --        --
           Legal Fees                                            0.013     0.013     0.013      0.013     0.013     0.013     0.013
           Legal Settlements                                     --        --        --         --        --        --        --
           Insurance                                             0.572     0.051     0.002      --        --        0.138     --
           Public Company Expenses                               0.005     0.005     0.005      0.005     0.077     0.005     0.005
           Rent, Supplies and Other                              0.030     0.030     0.03       0.03      0.03      0.03      0.03

Other Cash Outflows
           Retiree Payments                                      0.032     0.032     0.032      0.036     0.032     0.032     0.032
           Environmental Payments                                0.005     0.007     0.005      0.019     0.016     0.005     0.005
           Tax Payments                                          --        --        0.023      --        --        0.023     --
           Repayment of Trustee Note                             --        --        --         --        --        --        --
           Interest Expense on Negative Cash @ 10%               --        --        --         --        --        --        --

Preferred Stock Settlement (100%)
           Cash Paid to all Preferreds                           --        --        --         --        --        --        --
           Elliot/Marx Expenses                                  --        --        --         --        --        --        --
           Avatex Transaction and Legal Expense, Including
             Merger Expense                                      --        --        --         --        --        --        --
           Interest Expense on Preferred Stock Note              --        --        --         --        1.333     --        --
           Payment of Note                                       --        --        --         --       34.000     --        --
Investments
           ChemLink                                              --        --        --         --        --        --        --
           Caring Technology                                     --        --        --         --        --        --        --
           RAS Holdings                                          --        --        --         --        --        --        --
           Real Estate                                           --        --        --         --        --        --        --

                                                               ---------------------------------------------------------------------
Net Cash Outflow, Corporate                                      0.882     0.358     0.352      0.410    35.706     0.453     0.290
                                                               ---------------------------------------------------------------------

Cash Inflows
           Other Income                                          --        --        --         --        --        --        --
           Dividends Received from Real Estate Operations        --        --        --         --        --        --        --
           Collection of NSC Note                                --        --        --         --        --        --        --
           Collection of Miscellaneous Receivables               --        --        --         --        --        --        --
           Alumet                                                --        --        --         --        --        --        --

           Collection of Shopko Note Receivable                  --        --        --         --        --        --        --
           Liquidation of Unidentified Assets                    --        --        --         --       35.000     --        --
           Borrowed Funds                                        --        --        --         --        --        --        --
           Sale of Carson, Inc. @ $[**]/share (1,731,690 shares) --        --        --         --        --        --        --
           Sale of Phar-Mor, Inc. @ $[**]/share                  --        --        --         --        --        --        --
           Real Estate                                           --        --        --         --        --        --        --
           Collection of Bernstein Receivable                    --        --        --         --        --        --        --
           CD's from 6 Months to 3 Months                        --        --        --         --        --        --        --
           Sale of JWGenesis                                     --        --        --         --        --        --        --
           Interest Income                                       0.037     0.035     0.033      0.032     0.030     0.027     0.026

                                                               ---------------------------------------------------------------------
Net Cash Inflow, Corporate                                       0.037     0.035     0.033      0.032    35.030     0.027     0.026
                                                               ---------------------------------------------------------------------

Corporate Net Cash Flow                                         (0.845)   (0.323)   (0.319)    (0.378)   (0.676)   (0.426)   (0.264)
                                                               =====================================================================

                                                               ---------------------------------------------------------------------
Real Estate Net Cash Used (Provided)                             --        --        --         --        --        --        --
                                                               ---------------------------------------------------------------------

Consolidated Net Cash Flow                                      (0.845)   (0.323)   (0.319)    (0.378)   (0.676)   (0.426)   (0.264)
                                                               =====================================================================

Cash Balance, Beginning of Period                                9.315     8.470     8.147      7.828     7.450     6.774     6.348

Cash Balance, End of Period                                      8.470     8.147     7.828      7.450     6.774     6.348     6.084

----------------------------------------------------------------------------------------------------------------------------
                                                                                Fiscal Year 2003                  FY 2003
                                                                  Nov-02    Dec-02    Jan-03    Feb-03    Mar-03  Average
----------------------------------------------------------------------------------------------------------------------------
Cash Flow Used for Operations
           Salaries and Benefits                                  0.263     0.238     0.177     0.174     0.169     0.188
           Travel                                                 0.025     0.025     0.025     0.025     0.025     0.025
           Directors' Fees                                        0.014     0.014     0.014     0.014     0.014     0.015
           Consulting                                             --        --        --        --        --        0.002
           Equity Restructuring Costs                             --        --        --        --        --        --
           Audit                                                  --        --        --        0.015     --        0.006
           Actuarial Fees                                         --        --        0.003     0.003     0.003     0.002
           Legal Fees                                             0.013     0.013     0.013     0.013     0.013     0.013
           Legal Settlements                                      --        --        --        --        --        --
           Insurance                                              0.055     --        0.166     --        --        0.082
           Public Company Expenses                                0.005     0.005     0.005     0.005     0.005     0.011
           Rent, Supplies and Other                               0.03      0.03      0.03      0.03      0.03      0.030

Other Cash Outflows
           Retiree Payments                                       0.032     0.046     0.054     0.029     0.029     0.035
           Environmental Payments                                 0.005     0.005     0.005     0.005     0.013     0.008
           Tax Payments                                           --        0.023     --        --        0.023     0.008
           Repayment of Trustee Note                              --        --        --        --        --        --
           Interest Expense on Negative Cash @ 10%                --        --        --        --        --        --

Preferred Stock Settlement (100%)
           Cash Paid to all Preferreds                            --        --        --        --        --        --
           Elliot/Marx Expenses                                   --        --        --        --        --        --
           Avatex Transaction and Legal Expense, Including
             Merger Expense                                       --        --        --        --        --        --
           Interest Expense on Preferred Stock Note               --        --        --        --        --        0.111
           Payment of Note                                        --        --        --        --        --        2.833
Investments
           ChemLink                                               --        --        --        --        --        --
           Caring Technology                                      --        --        --        --        --        --
           RAS Holdings                                           --        --        --        --        --        --
           Real Estate                                            --        --        --        --        --        --

                                                               -------------------------------------------------------------
Net Cash Outflow, Corporate                                       0.442     0.399     0.492     0.313     0.324     3.368
                                                               -------------------------------------------------------------

Cash Inflows
           Other Income                                           --        --        --        --        --        --
           Dividends Received from Real Estate Operations         --        --        --        --        --        --
           Collection of NSC Note                                 --        --        --        --        --        --
           Collection of Miscellaneous Receivables                --        --        --        --        --        --
           Alumet                                                 --        --        --        --        --        --

           Collection of Shopko Note Receivable                   --        --        --        --        --        --
           Liquidation of Unidentified Assets                     --        --        --        --        --
           Borrowed Funds                                         --        --        --        --        --        --
           Sale of Carson, Inc. @ $[**]/share (1,731,690 shares)  --        --        --        --        --        --
           Sale of Phar-Mor, Inc. @ $[**]/share                   --        --        --        --        --        --
           Real Estate                                            --        --        --        --        --        --
           Collection of Bernstein Receivable                     --        --        --        --        --        --
           CD's from 6 Months to 3 Months                         --        --        --        --        --        --
           Sale of JWGenesis                                      --        --        --        --        --        --
           Interest Income                                        0.025     0.023     0.021     0.020     0.018     0.027

                                                               -------------------------------------------------------------
Net Cash Inflow, Corporate                                        0.025     0.023     0.021     0.020     0.018     2.944
                                                               -------------------------------------------------------------

Corporate Net Cash Flow                                          (0.417)   (0.376)   (0.471)   (0.293)   (0.306)   (0.424)
                                                               =============================================================

                                                               -------------------------------------------------------------
Real Estate Net Cash Used (Provided)                              --        --        --        --        --        --
                                                               -------------------------------------------------------------

Consolidated Net Cash Flow                                       (0.417)   (0.376)   (0.471)   (0.293)   (0.306)   (0.424)
                                                               =============================================================

Cash Balance, Beginning of Period                                 6.084     5.667     5.291     4.820     4.527     6.727

Cash Balance, End of Period                                       5.667     5.291     4.820     4.527     4.221     6.302

Source:  Avatex Management Projections
--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

AVATEX CORPORATION
Projected Balance Sheet @ 4/29/99
($000,000s)

----------------------------------------------------------------------------------------------------------------------------
                                                                                Fiscal Year 2000
                                                      Dec-98      Jan-99      Feb-99       Mar-99      Apr-99      May-99
----------------------------------------------------------------------------------------------------------------------------
     Cash                                             28.937      27.922      27.893       27.036      26.507      23.933
     Shopko Receivable                                 3.500       3.500       3.500        3.500       3.500       3.500
     Bernstein Receivable                              --          --          --           --          --          --
     Liquidation of Unidentified Assets                --          --          --           --          --          --
     Imagyn Medical Technologies                       0.383       1.264       1.666        1.077       0.598       0.598
     Phar-Mor Stock                                   35.868      37.338      27.636       27.636      23.520      23.520
     Phar-Mor Warrants                                 0.075       0.115       0.070        0.092       0.069       0.069
     Carson, Inc.                                      6.927       6.169       5.412        7.576       6.386       6.386
     JWGenesis Financial                               1.781       2.100       2.059        1.845       1.130       1.130
     Caring Technologies                               0.990       0.990       0.990        0.990       1.490       1.490
     HPD                                               1.352       1.352       1.413        1.413       1.413       1.413
     RAS                                               0.963       0.963       1.480        1.480       1.480       2.480
     ChemLink Laboratories                             3.016       3.016       3.016        3.016       3.016       3.016
     Cyclone                                           --          --          --           --          --          --
     Real Estate:
         Days Inn and Riva Office                      0.789       0.789       0.789        0.789       0.789       0.789
         Howard Johnson                                5.665       5.665       5.665        5.665       5.665       5.665
         Courtyard by Marriot                          5.524       5.524       5.524        5.524       5.524       5.524
     Cash Surrender Value                              1.316       1.320       1.484        1.484       1.484       1.484

                                                    ------------------------------------------------------------------------
Total Assets                                          97.086      98.027      88.597       89.123      82.571      80.997
                                                    ------------------------------------------------------------------------

     A/P & Accrued Liabilities                         1.730       1.472       1.765        1.008       0.993       1.003
     Reserve for USHDI                                 0.422       0.415       0.401        0.356       0.346       0.346
     Environmental                                     1.629       1.600       1.531        1.478       1.473       1.466
     Shopko Commissions                                0.172       0.172       0.172        0.172       0.172       0.172
     Trustee Note                                      8.835       8.892       8.944        9.001       9.056       9.113
     Preferred Note                                    --          --          --           --          --          --
     Directors Pension/Wilson                          1.021       1.015       1.013        0.962       0.955       0.952
     Retiree HealthCare                                3.928       3.917       3.830        3.804       3.777       3.751
     Non-Qualified Plans                               0.925       0.901       0.901        0.900       0.899       0.899
     Lawsuits:
         '94 Shareholder Suit                          1.000       1.000       1.000        1.000       1.000       1.000
         '96 (St. & Fd.) Shareholder Suits - D&O        [**]        [**]        [**]         [**]        [**]        [**]
         '96 (St. & Fd.) Shareholder Suits - Company   --          --          --           --          --          --
         USHDI                                         0.175       0.175       --           --          --          --
         Derivative                                     [**]        [**]        [**]         [**]        [**]        [**]
         Midwest Freight                               0.050       0.050       0.050        0.050       0.050       --

     Underfunded Pension                               --          --          --           --          --          --
     Remaining Lease Obligation                        0.425       0.413       0.401        0.389       0.377       0.365

                                                    ------------------------------------------------------------------------
Total Liabilities                                       [**]        [**]        [**]         [**]        [**]        [**]
                                                    ------------------------------------------------------------------------

Net                                                     [**]        [**]        [**]         [**]        [**]        [**]
                                                    ========================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                Fiscal Year 2000
                                                       Jun-99      Jul-99      Aug-99      Sep-99      Oct-99      Nov-99
----------------------------------------------------------------------------------------------------------------------------
     Cash                                              31.264      30.522      12.321      13.222      12.666        [**]
     Shopko Receivable                                  3.500       3.500       3.500       3.500       3.500       3.500
     Bernstein Receivable                               3.017       3.035       3.053       3.070       3.088       3.105
     Liquidation of Unidentified Assets                 --          --          --          --          --          --
     Imagyn Medical Technologies                        0.598       0.598       0.598       0.598       0.598       0.598
     Phar-Mor Stock                                    23.520      23.520      23.520      23.520      23.520      23.520
     Phar-Mor Warrants                                  0.069       0.069       0.069       0.069       0.069       0.069
     Carson, Inc.                                       6.386       6.386       6.386       6.386       6.386       --
     JWGenesis Financial                                1.130       1.130       1.130       --          --          --
     Caring Technologies                                1.490       1.490       1.490       1.490       1.490       1.490
     HPD                                                1.413       1.413       1.413       1.413       1.413       1.413
     RAS                                                2.480       2.480       2.480       2.480       2.480       2.480
     ChemLink Laboratories                              3.016       3.016       3.016       3.016       3.016       3.016
     Cyclone                                            --          --          --          --          --          --
     Real Estate:
         Days Inn and Riva Office                       --          --          --          --          --          --
         Howard Johnson                                 --          --          --          --          --          --
         Courtyard by Marriot                           --          --          --          --          --          --
     Cash Surrender Value                               1.484       1.484       1.484       1.622       1.622       1.622

                                                    ------------------------------------------------------------------------
Total Assets                                           79.367      78.643      60.460      60.386      59.848        [**]
                                                    ------------------------------------------------------------------------

     A/P & Accrued Liabilities                          0.977       0.962       0.910       0.907       0.928       0.848
     Reserve for USHDI                                  0.346       0.346       0.346       0.346       0.346       0.346
     Environmental                                      1.461       1.442       1.383       1.378       1.373       1.368
     Shopko Commissions                                 0.172       0.172       0.172       0.172       0.172       0.172
     Trustee Note                                       9.169       9.226       9.283       9.338       9.398       9.458
     Preferred Note                                     --          --         34.101      34.289      34.484      34.673
     Directors Pension/Wilson                           0.949       0.946       0.942       0.939       0.936       0.932
     Retiree HealthCare                                 3.724       3.698       3.672       3.645       3.619       3.593
     Non-Qualified Plans                                0.898       0.894       0.893       0.893       0.892       0.891
     Lawsuits:
         '94 Shareholder Suit                           --          --          --          --          --          --
         '96 (St. & Fd.) Shareholder Suits - D&O         [**]        [**]        [**]        [**]        [**]        [**]
         '96 (St. & Fd.) Shareholder Suits - Company    --          --          --          --          --          --
         USHDI                                          --          --          --          --          --          --
         Derivative                                      [**]        [**]        [**]        [**]        [**]        [**]
         Midwest Freight                                --          --          --          --          --          --

     Underfunded Pension                                --          --          --          --          --          --
     Remaining Lease Obligation                         0.353       0.341       0.329       0.317       0.305       0.293

                                                    ------------------------------------------------------------------------
Total Liabilities                                        [**]        [**]        [**]        [**]        [**]        [**]
                                                    ------------------------------------------------------------------------

Net                                                      [**]        [**]        [**]        [**]        [**]        [**]
                                                    ========================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                      Fiscal Year 2000                     FY 2000
                                                         Dec-99      Jan-00       Feb-00      Mar-00       Average
--------------------------------------------------------------------------------------------------------------------
     Cash                                                  [**]      27.565       26.118      30.444        24.337
     Shopko Receivable                                    3.500       3.500        3.500       --            3.208
     Bernstein Receivable                                 3.123       3.141        3.157       3.175         2.580
     Liquidation of Unidentified Assets                   --          --           --          --            --
     Imagyn Medical Technologies                          0.598       0.598        0.598       0.598         0.598
     Phar-Mor Stock                                      23.520      23.520       23.520      23.520        23.520
     Phar-Mor Warrants                                    0.069       0.069        0.069       0.069         0.069
     Carson, Inc.                                         --          --           --          --            3.725
     JWGenesis Financial                                  --          --           --          --            0.471
     Caring Technologies                                  1.490        [**]         [**]        [**]         2.356
     HPD                                                  1.413       1.413        1.413       1.413         1.413
     RAS                                                  2.480        [**]         [**]        [**]         3.616
     ChemLink Laboratories                                3.016        [**]         [**]        [**]         6.112
     Cyclone                                              --          --           --          --            --
     Real Estate:
         Days Inn and Riva Office                         --          --           --          --            0.132
         Howard Johnson                                   --          --           --          --            0.944
         Courtyard by Marriot                             --          --           --          --            0.921
     Cash Surrender Value                                 1.622       1.785        1.785       1.785         1.605

                                                    ----------------------------------------------------------------
Total Assets                                               [**]      89.303       87.872      88.716        75.607
                                                    ----------------------------------------------------------------

     A/P & Accrued Liabilities                            0.843       0.883        0.881       0.874         0.917
     Reserve for USHDI                                    0.346       0.346        0.346       0.346         0.346
     Environmental                                        1.363       1.350        1.345       1.332         1.395
     Shopko Commissions                                   0.172       0.172        0.172       --            0.158
     Trustee Note                                         9.520       9.581        9.639       9.700         9.373
     Preferred Note                                      34.868      35.063       34.176      34.371        23.002
     Directors Pension/Wilson                             0.929       0.926        0.923       0.902         0.936
     Retiree HealthCare                                   3.566       3.540        3.514       3.488         3.632
     Non-Qualified Plans                                  0.887       0.863        0.862       0.862         0.886
     Lawsuits:
         '94 Shareholder Suit                             --          --           --          --
         '96 (St. & Fd.) Shareholder Suits - D&O           [**]        [**]         [**]        [**]          [**]
         '96 (St. & Fd.) Shareholder Suits - Company      --          --           --          --            --
         USHDI                                            --          --           --          --            --
         Derivative                                       --          --           --          --             [**]
         Midwest Freight                                  --          --           --          --            0.004

     Underfunded Pension                                  --          --           --          --            --
     Remaining Lease Obligation                           0.280       0.268        0.256       0.244         0.311

                                                    ----------------------------------------------------------------
Total Liabilities                                          [**]        [**]         [**]        [**]          [**]
                                                    ----------------------------------------------------------------

Net                                                        [**]        [**]         [**]        [**]          [**]
                                                    ================================================================

Source:  Avatex Management Projections
--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

AVATEX CORPORATION
Projected Balance Sheet @ 4/29/99
($000,000s)

------------------------------------------------------------------------------------------------------------------------------
                                                                                  Fiscal Year 2001
                                                         Apr-00    May-00    Jun-00     Jul-00    Aug-00    Sep-00    Oct-00
------------------------------------------------------------------------------------------------------------------------------
     Cash                                                29.523    29.101    30.422     29.996    28.420    28.222    17.802
     Shopko Receivable                                    --        --        --         --        --        --        --
     Bernstein Receivable                                 3.192     3.210     1.509      1.518     1.526     1.535     1.544
     Liquidation of Unidentified Assets                   --        --        --         --        --        --        --
     Imagyn Medical Technologies                          0.598     0.598     0.598      0.598     0.598     0.598     0.598
     Phar-Mor Stock                                      23.520    23.520    23.520     23.520    23.520    23.520    23.520
     Phar-Mor Warrants                                    0.069     0.069     0.069      0.069     0.069     0.069     0.069
     Carson, Inc.                                         --        --        --         --        --        --        --
     JWGenesis Financial                                  --        --        --         --        --        --        --
     Caring Technologies                                   [**]      [**]      [**]       [**]      [**]      [**]      [**]
     HPD                                                  1.413     1.413     1.413      1.413     1.413     1.413     1.413
     RAS                                                   [**]      [**]      [**]       [**]      [**]      [**]      [**]
     ChemLink Laboratories                                 [**]      [**]      [**]       [**]      [**]      [**]      [**]
     Cyclone                                              --        --        --         --        --        --        --
     Real Estate:
         Days Inn and Riva Office                         --        --        --         --        --        --        --
         Howard Johnson                                   --        --        --         --        --        --        --
         Courtyard by Marriot                             --        --        --         --        --        --        --
     Cash Surrender Value                                 1.785     1.785     1.785      1.785     1.785     1.923     1.923

                                                      ------------------------------------------------------------------------
Total Assets                                             87.812    87.408    87.028     86.611    85.043    84.992    74.581
                                                      ------------------------------------------------------------------------

     A/P & Accrued Liabilities                            0.895     0.879     0.875      0.874     0.821     0.819     0.839
     Reserve for USHDI                                    0.346     0.346     0.412      0.346     0.346     0.346     0.346
     Environmental                                        1.327     1.320     1.315      1.296     1.237     1.232     1.227
     Shopko Commissions                                   --        --        --         --        --        --        --
     Trustee Note                                         9.760     9.821     9.881      9.943    10.004    10.064     --
     Preferred Note                                      34.560    34.755    34.943     35.138    34.195    34.384    34.578
     Directors Pension/Wilson                             0.899     0.895     0.892      0.889     0.885     0.882     0.879
     Retiree HealthCare                                   3.479     3.470     3.462      3.453     3.445     3.436     3.427
     Non-Qualified Plans                                  0.861     0.860     0.860      0.856     0.855     0.854     0.854
     Lawsuits:
         '94 Shareholder Suit                             --        --        --         --        --        --        --
         '96 (St. & Fd.) Shareholder Suits - D&O           [**]      [**]      [**]       [**]      [**]      [**]      [**]
         '96 (St. & Fd.) Shareholder Suits - Company      --        --        --         --        --        --        --
         USHDI                                            --        --        --         --        --        --        --
         Derivative                                       --        --        --         --        --        --        --
         Midwest Freight                                  --        --        --         --        --        --        --

     Underfunded Pension                                  --        --        --         --        --        --        --
     Remaining Lease Obligation                           0.232     0.220     0.208      0.196     0.184     0.172     0.160

                                                      ------------------------------------------------------------------------
Total Liabilities                                          [**]      [**]      [**]       [**]      [**]      [**]      [**]
                                                      ------------------------------------------------------------------------

Net                                                        [**]      [**]      [**]       [**]      [**]      [**]      [**]
                                                      ========================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                        Fiscal Year 2001                      FY 2001
                                                         Nov-00    Dec-00    Jan-01    Feb-01    Mar-01       Average
----------------------------------------------------------------------------------------------------------------------
     Cash                                                17.290    16.772    16.197    14.644    14.253       23.490
     Shopko Receivable                                    --        --        --        --        --           --
     Bernstein Receivable                                 1.553     1.562     1.570     1.579     1.587        1.845
     Liquidation of Unidentified Assets                   --        --        --        --        --           --
     Imagyn Medical Technologies                          0.598     0.598     0.598     0.598     0.598        0.598
     Phar-Mor Stock                                      23.520    23.520    23.520    23.520    23.520       23.520
     Phar-Mor Warrants                                    0.069     0.069     0.069     0.069     0.069        0.069
     Carson, Inc.                                         --        --        --        --        --           --
     JWGenesis Financial                                  --        --        --        --        --           --
     Caring Technologies                                   [**]      [**]      [**]      [**]      [**]         [**]
     HPD                                                  1.413     1.413     1.413     1.413     1.413        1.413
     RAS                                                   [**]      [**]      [**]      [**]      [**]         [**]
     ChemLink Laboratories                                 [**]      [**]      [**]      [**]      [**]         [**]
     Cyclone                                              --        --        --        --        --           --
     Real Estate:
         Days Inn and Riva Office                         --        --        --        --        --           --
         Howard Johnson                                   --        --        --        --        --           --
         Courtyard by Marriot                             --        --        --        --        --           --
     Cash Surrender Value                                 1.923     1.923     2.087     2.087     2.087        1.890

                                                      ----------------------------------------------------------------
Total Assets                                             74.078    73.569   117.907   116.363   115.980       88.672
                                                      ----------------------------------------------------------------

     A/P & Accrued Liabilities                            0.760     0.755     0.792     0.794     0.787        0.828
     Reserve for USHDI                                    0.346     0.346     0.346     0.346     0.346        0.352
     Environmental                                        1.222     1.217     1.204     1.199     1.186        1.254
     Shopko Commissions                                   --        --        --        --        --           --
     Trustee Note                                         --        --        --        --        --           5.407
     Preferred Note                                      34.767    34.962    35.157    34.176    34.371       34.692
     Directors Pension/Wilson                             0.876     0.872     0.869     0.866     0.862        0.882
     Retiree HealthCare                                   3.419     3.410     3.402     3.393     3.385        3.436
     Non-Qualified Plans                                  0.853     0.849     0.825     0.824     0.823        0.850
     Lawsuits:
         '94 Shareholder Suit                             --        --        --        --        --           --
         '96 (St. & Fd.) Shareholder Suits - D&O           [**]      [**]      [**]      [**]      [**]         [**]
         '96 (St. & Fd.) Shareholder Suits - Company      --        --        --        --        --           --
         USHDI                                            --        --        --        --        --           --
         Derivative                                       --        --        --        --        --           --
         Midwest Freight                                  --        --        --        --        --           --

     Underfunded Pension                                  --        --        --        --        --           --
     Remaining Lease Obligation                           0.148     0.136     0.124     0.111     0.099        0.172

                                                      ----------------------------------------------------------------
Total Liabilities                                          [**]      [**]      [**]      [**]      [**]         [**]
                                                      ----------------------------------------------------------------

Net                                                        [**]      [**]      [**]      [**]      [**]         [**]
                                                      ================================================================

Source:  Avatex Management Projections
--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

AVATEX CORPORATION
Projected Balance Sheet @ 4/29/99
($000,000s)

---------------------------------------------------------------------------------------------------------------------------
                                                                                     Fiscal Year 2002
                                                       Apr-01    May-01    Jun-01     Jul-01    Aug-01    Sep-01    Oct-01
---------------------------------------------------------------------------------------------------------------------------
     Cash                                              13.425    13.119    14.425     14.071    12.569    12.489    12.247
     Shopko Receivable                                  --        --        --         --        --        --        --
     Bernstein Receivable                               1.596     1.605     --         --        --        --        --
     Liquidation of Unidentified Assets                 --        --        --         --        --        --        --
     Imagyn Medical Technologies                        0.598     0.598     0.598      0.598     0.598     0.598     0.598
     Phar-Mor Stock                                    23.520    23.520    23.520     23.520    23.520    23.520    23.520
     Phar-Mor Warrants                                  0.069     0.069     0.069      0.069     0.069     0.069     0.069
     Carson, Inc.                                       --        --        --         --        --        --        --
     JWGenesis Financial                                --        --        --         --        --        --        --
     Caring Technologies                                 [**]      [**]      [**]       [**]      [**]      [**]      [**]
     HPD                                                1.413     1.413     1.413      1.413     1.413     1.413     1.413
     RAS                                                 [**]      [**]      [**]       [**]      [**]      [**]      [**]
     ChemLink Laboratories                               [**]      [**]      [**]       [**]      [**]      [**]      [**]
     Cyclone                                            --        --        --         --        --        --        --
     Real Estate:
         Days Inn and Riva Office                       --        --        --         --        --        --        --
         Howard Johnson                                 --        --        --         --        --        --        --
         Courtyard by Marriot                           --        --        --         --        --        --        --
     Cash Surrender Value                               2.087     2.087     2.087      2.087     2.087     2.224     2.224

                                                      ---------------------------------------------------------------------
Total Assets                                          115.161   114.864   114.565    114.211   112.709   112.766   112.524
                                                      ---------------------------------------------------------------------

     A/P & Accrued Liabilities                          0.808     0.815     0.788      0.787     0.734     0.732     0.752
     Reserve for USHDI                                  0.346     0.346     0.346      0.346     0.346     0.346     0.346
     Environmental                                      1.181     1.174     1.169      1.150     1.091     1.086     1.081
     Shopko Commissions                                 0.000     0.000     0.000      0.000     0.000     0.000     0.000
     Trustee Note                                       --        --        --         --        --        --        --
     Preferred Note                                    34.560    34.755    34.943     35.138    34.195    34.384    34.578
     Directors Pension/Wilson                           0.859     0.856     0.853      0.849     0.846     0.843     0.839
     Retiree HealthCare                                 3.376     3.368     3.359      3.351     3.342     3.334     3.325
     Non-Qualified Plans                                0.823     0.822     0.821      0.817     0.817     0.816     0.815
     Lawsuits:
         '94 Shareholder Suit                           --        --        --         --        --        --        --
         '96 (St. & Fd.) Shareholder Suits - D&O         [**]      [**]      [**]       [**]      [**]      [**]      [**]
         '96 (St. & Fd.) Shareholder Suits - Company    --        --        --         --        --        --        --
         USHDI                                          --        --        --         --        --        --        --
         Derivative                                     --        --        --         --        --        --        --
         Midwest Freight                                --        --        --         --        --        --        --

     Underfunded Pension                                --        --        --         --        --        --        --
     Remaining Lease Obligation                         0.087     0.075     0.063      0.051     0.039     0.027     0.015

                                                      ---------------------------------------------------------------------
Total Liabilities                                        [**]      [**]      [**]       [**]      [**]      [**]      [**]
                                                      ---------------------------------------------------------------------

Net                                                      [**]      [**]      [**]       [**]      [**]      [**]      [**]
                                                      =====================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                      Fiscal Year 2002                       FY 2002
                                                       Nov-01    Dec-01    Jan-02    Feb-02    Mar-02        Average
---------------------------------------------------------------------------------------------------------------------
     Cash                                              11.851    11.496    11.038     9.604     9.315         12.137
     Shopko Receivable                                  --        --        --        --        --             --
     Bernstein Receivable                               --        --        --        --        --             0.267
     Liquidation of Unidentified Assets                 --        --        --        --        --             --
     Imagyn Medical Technologies                        0.598     0.598     0.598     0.598     0.598          0.598
     Phar-Mor Stock                                    23.520    23.520    23.520    23.520    23.520         23.520
     Phar-Mor Warrants                                  0.069     0.069     0.069     0.069     0.069          0.069
     Carson, Inc.                                       --        --        --        --        --             --
     JWGenesis Financial                                --        --        --        --        --             --
     Caring Technologies                                 [**]      [**]      [**]      [**]      [**]           [**]
     HPD                                                1.413     1.413     1.413     1.413     1.413          1.413
     RAS                                                 [**]      [**]      [**]      [**]      [**]           [**]
     ChemLink Laboratories                               [**]      [**]      [**]      [**]      [**]           [**]
     Cyclone                                            --        --        --        --        --             --
     Real Estate:
         Days Inn and Riva Office                       --        --        --        --        --             --
         Howard Johnson                                 --        --        --        --        --             --
         Courtyard by Marriot                           --        --        --        --        --             --
     Cash Surrender Value                               2.224     2.224     2.388     2.388     2.388          2.208

                                                     ----------------------------------------------------------------
Total Assets                                          112.128   111.773   155.099   153.665   153.376        123.570
                                                     ----------------------------------------------------------------

     A/P & Accrued Liabilities                          0.673     0.668     0.705     0.707     0.714          0.740
     Reserve for USHDI                                  0.346     0.346     0.346     0.346     0.346          0.346
     Environmental                                      1.076     1.071     1.058     1.053     1.040          1.103
     Shopko Commissions                                 0.000     0.000     0.000     0.000     0.000          --
     Trustee Note                                       --        --        --        --        --             --
     Preferred Note                                    34.767    34.962    35.157    34.176    34.371         34.666
     Directors Pension/Wilson                           0.836     0.833     0.830     0.826     0.825          0.841
     Retiree HealthCare                                 3.317     3.308     3.300     3.291     3.283          3.330
     Non-Qualified Plans                                0.815     0.811     0.787     0.786     0.785          0.810
     Lawsuits:
         '94 Shareholder Suit                           --        --        --        --        --             --
         '96 (St. & Fd.) Shareholder Suits - D&O         [**]      [**]      [**]      [**]      [**]           [**]
         '96 (St. & Fd.) Shareholder Suits - Company    --        --        --        --        --             --
         USHDI                                          --        --        --        --        --             --
         Derivative                                     --        --        --        --        --             --
         Midwest Freight                                --        --        --        --        --             --

     Underfunded Pension                                --        --        --        --        --             --
     Remaining Lease Obligation                         0.003     --        --        --        --             0.030

                                                     ----------------------------------------------------------------
Total Liabilities                                        [**]      [**]      [**]      [**]      [**]           [**]
                                                     ----------------------------------------------------------------

Net                                                      [**]      [**]      [**]      [**]      [**]           [**]
                                                     ================================================================

Source:  Avatex Management Projections
--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

AVATEX CORPORATION
Projected Balance Sheet @ 4/29/99
($000,000s)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Fiscal Year 2003
                                                            Apr-02    May-02    Jun-02    Jul-02     Aug-02    Sep-02    Oct-02
---------------------------------------------------------------------------------------------------------------------------------
     Cash                                                    8.470     8.147     7.828     7.450      6.774     6.348     6.084
     Shopko Receivable                                       --        --        --        --         --        --        --
     Bernstein Receivable                                    --        --        --        --         --        --        --
     Liquidation of Unidentified Assets                      --        --        --
     Imagyn Medical Technologies                             0.598     0.598     0.598     0.598      0.598     0.598     0.598
     Phar-Mor Stock                                         23.520    23.520    23.520    23.520     23.520    23.520    23.520
     Phar-Mor Warrants                                       0.069     0.069     0.069     0.069      0.069     --        --
     Carson, Inc.                                            --        --        --        --         --        --        --
     JWGenesis Financial                                     --        --        --        --         --        --        --
     Caring Technologies                                      [**]      [**]      [**]      [**]       [**]      [**]      [**]
     HPD                                                     1.413     1.413     1.413     1.413      1.413     1.413     1.413
     RAS                                                      [**]      [**]      [**]      [**]       [**]      [**]      [**]
     ChemLink Laboratories                                    [**]      [**]      [**]      [**]       [**]      [**]      [**]
     Cyclone                                                 --        --        --        --         --        --        --
     Real Estate:
            Days Inn and Riva Office                         --        --        --        --         --        --        --
            Howard Johnson                                   --        --        --        --         --        --        --
            Courtyard by Marriot                             --        --        --        --         --        --        --
     Cash Surrender Value                                    2.388     2.388     2.388     2.388      2.388     2.526     2.526

                                                          -----------------------------------------------------------------------
Total Assets                                               152.531   152.208   151.889   151.511    150.835   150.478   150.214
                                                          -----------------------------------------------------------------------

     A/P & Accrued Liabilities                               0.743     0.757     0.737     0.743      0.698     0.704     0.731
     Reserve for USHDI                                       0.346     0.346     0.346     0.346      0.346     0.346     0.346
     Environmental                                           1.035     1.028     1.023     1.004      0.988     0.983     0.978
     Shopko Commissions                                      --        --        --        --         --        --        --
     Trustee Note                                            --        --        --        --         --        --        --
     Preferred Note                                         34.560    34.755    34.943    35.138      --        --        --
     Directors Pension/Wilson                                0.826     0.826     0.827     0.827      0.828     0.829     0.829
     Retiree HealthCare                                      3.274     3.265     3.256     3.247      3.239     3.23      3.221
     Non-Qualified Plans                                     0.784     0.784     0.783     0.779      0.778     0.778     0.777
     Lawsuits:
            '94 Shareholder Suit                             --        --        --        --         --        --        --
            '96 (St. & Fd.) Shareholder Suits - D&O           [**]      [**]      [**]      [**]       [**]      [**]      [**]
            '96 (St. & Fd.) Shareholder Suits - Company      --        --        --        --         --        --        --
            USHDI                                            --        --        --        --         --        --        --
            Derivative                                       --        --        --        --         --        --        --
            Midwest Freight                                  --        --        --        --         --        --        --

     Underfunded Pension                                     --        --        --        --         --        --        --
     Remaining Lease Obligation                              --        --        --        --         --        --        --

                                                          -----------------------------------------------------------------------
Total Liabilities                                             [**]      [**]      [**]      [**]       [**]      [**]      [**]
                                                          -----------------------------------------------------------------------

Net                                                           [**]      [**]      [**]      [**]       [**]      [**]      [**]
                                                          =======================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                            Fiscal Year 2003                      FY 2003
                                                             Nov-02    Dec-02    Jan-03    Feb-03    Mar-03       Average
-------------------------------------------------------------------------------------------------------------------------
     Cash                                                     5.667     5.291     4.820     4.527     4.221        6.302
     Shopko Receivable                                        --        --        --        --        --           --
     Bernstein Receivable                                     --        --        --        --        --           --
     Liquidation of Unidentified Assets                                                                            --
     Imagyn Medical Technologies                              0.598     0.598     0.598     0.598     0.598        0.598
     Phar-Mor Stock                                          23.520    23.520    23.520    23.520    23.520       23.520
     Phar-Mor Warrants                                        --        --        --        --        --           0.029
     Carson, Inc.                                             --        --        --        --        --           --
     JWGenesis Financial                                      --        --        --        --        --           --
     Caring Technologies                                       [**]      [**]      [**]      [**]      [**]         [**]
     HPD                                                      1.413     1.413     1.413     1.413     1.413        1.413
     RAS                                                       [**]      [**]      [**]      [**]      [**]         [**]
     ChemLink Laboratories                                     [**]      [**]      [**]      [**]      [**]         [**]
     Cyclone                                                  --        --        --        --        --           --
     Real Estate:
            Days Inn and Riva Office                          --        --        --        --        --           --
            Howard Johnson                                    --        --        --        --        --           --
            Courtyard by Marriot                              --        --        --        --        --           --
     Cash Surrender Value                                     2.526     2.526     2.690     2.690     2.690        2.510

                                                          ---------------------------------------------------------------
Total Assets                                                149.797   149.421   219.256   218.963   218.657      167.980
                                                          ---------------------------------------------------------------

     A/P & Accrued Liabilities                                0.659     0.662     0.706     0.716     0.717        0.714
     Reserve for USHDI                                        0.346     0.346     0.346     0.346     0.346        0.346
     Environmental                                            0.973     0.968     0.963     0.958     0.945        0.987
     Shopko Commissions                                       --        --        --        --        --           --
     Trustee Note                                             --        --        --        --        --           --
     Preferred Note                                           --        --        --        --        --          11.616
     Directors Pension/Wilson                                 0.83      0.832     0.834     0.839     0.843        0.831
     Retiree HealthCare                                       3.212     3.203     3.194     3.158     3.176        3.223
     Non-Qualified Plans                                      0.776     0.772     0.748     0.748     0.747        0.771
     Lawsuits:
            '94 Shareholder Suit                              --        --        --        --        --           --
            '96 (St. & Fd.) Shareholder Suits - D&O            [**]      [**]      [**]      [**]      [**]         [**]
            '96 (St. & Fd.) Shareholder Suits - Company       --        --        --        --        --           --
            USHDI                                             --        --        --        --        --           --
            Derivative                                        --        --        --        --        --           --
            Midwest Freight                                   --        --        --        --        --           --

     Underfunded Pension                                      --        --        --        --        --           --
     Remaining Lease Obligation                               --        --        --        --        --           --

                                                          ---------------------------------------------------------------
Total Liabilities                                              [**]      [**]      [**]      [**]      [**]         [**]
                                                          ---------------------------------------------------------------

Net                                                            [**]      [**]      [**]      [**]      [**]         [**]
                                                          ===============================================================

Source:  Avatex Management Projections
--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

Avatex Corporation
Analysis of Average Monthly Management Cash Flow Projections
($000,000s)

-------------------------------------------------------------------------------------------------------------------------------
                                                                   6 Month Actual             FY 2000             FY 2001
                                                                  Monthly                Monthly            Monthly
                                                                  Average   % Actual     Average  % Actual  Average  % Actual
-------------------------------------------------------------------------------------------------------------------------------
Cash Flow Used for Operations
    Salaries and Benefits [a]                                      0.264     100.0%       0.223     84.3%    0.188      71.1%
    Travel                                                         0.011     100.0%       0.025    238.1%    0.025     238.1%
    Directors' Fees                                                0.018     100.0%       0.017     95.0%    0.015      80.5%
    Consulting                                                     0.017     100.0%       0.006     37.7%    0.002      12.3%
    Equity Restructuring Costs                                     0.114     100.0%       --         --      --          --
    Audit                                                          0.005     100.0%       0.006    115.0%    0.006     115.0%
    Actuarial Fees                                                 0.001     100.0%       0.002    175.0%    0.002     175.0%
    Legal Fees  [b]                                                0.125     100.0%       0.277    222.2%    0.165     132.6%
    Legal Settlements [c]                                          --          --          [**]      --      --          --
    Insurance  [d]                                                 0.032     100.0%       0.082    253.7%    0.082     253.6%
    Public Company Expenses                                        0.016     100.0%       0.011     70.2%    0.011      70.2%
    Rent, Supplies and Other                                       0.017     100.0%       0.030    180.0%    0.030     180.0%
    Reimbursable Expenses                                         (0.009)    100.0%       --         --      --          --

Other Cash Outflows
    Retiree Payments                                               0.078     100.0%       0.059     75.5%    0.039      50.4%
    Environmental Payments                                         0.018     100.0%       0.012     66.4%    0.012      66.4%
    Tax Payments                                                   0.022     100.0%       0.010     43.6%    0.008      34.8%
    USHDI Cash Outflows                                            0.032     100.0%       --         0.0%    --          0.0%
    NAC Discounted Operations                                      --          --         --         --      --          --
    Purchase of PP&E                                               0.006     100.0%       --         0.0%    --          0.0%
    Reclass of CD's Out of "Cash & Equivalents"                    0.143     100.0%       --         0.0%    --          0.0%
    Miscellaneous                                                  0.001     100.0%       --         0.0%    --          0.0%
    Interest Expense                                               --          --         --         --      --          --
    Repayment of Trustee Note                                      --          --         --         --      0.840       --
    Interest Expense on Negative Cash @ 10%                        --          --         --         --      --          --

Preferred Stock Settlement (100%)
    Cash Paid to all Preferreds                                    --          --         1.271      --      --          --
    Elliot/Marx Expenses                                           --          --         0.167      --      --          --
    Avatex Transaction and Legal Expense, Including Merger Expense --          --         0.095      --      --          --
    Interest Expense on Preferred Stock Note                       --          --         0.089      --      0.191       --
    Payment of Note                                                --          --         --         --      --          --
Investments
    ChemLink                                                       0.371     100.0%       --         --      --          --
    Caring Technology                                              --          --         0.042      --      --          --
    RAS Holdings                                                   0.078     100.0%       0.083    107.1%    --          --
    HPD Holdings Corp.                                             --          --         --         --      --          --
    Real Estate                                                    --          --         --         --      --          --

                                                            -------------------------------------------------------------------
Net Cash Outflow, Corporate [e]                                    1.213     100.0%        [**]    217.3%    1.616     133.3%
                                                            -------------------------------------------------------------------

Cash Inflows
    Other Income                                                   0.002     100.0%       --         0.0%    --          --
    Dividends Received from Real Estate Operations                 0.033     100.0%       --         0.0%    --          --
    Collection of NSC Note                                         0.833     100.0%       --         0.0%    --          --
    Collection of Miscellaneous Receivables                        --          --         --         --      --          --
    Alumet                                                         0.083     100.0%       0.029     35.0%    0.027      32.5%
    Collection of Shopko Note Receivable                           0.008     100.0%       0.396   4754.0%    --          --
    Borrowed Funds                                                 --          --         --         --      --          --
    Sale of Carson, Inc. @ $[**]/share (1,731,690 shares)  [f]     --          --          [**]      --      --          --
    Sale of Phar-Mor, Inc. @ $[**]/share                           --          --         --         --      --          --
    Real Estate                                                    --          --         0.750      --      --          --
    Sale of JWGenesis                                              --          --         0.200      --      --          --
    Interest Income                                                0.130     100.0%       0.101     77.4%    0.098      74.8%

                                                            -------------------------------------------------------------------
Net Cash Inflow, Corporate                                         1.233     100.0%        [**]    236.7%    0.267      21.7%
                                                            -------------------------------------------------------------------

Corporate Net Cash Flow                                            0.021     100.0%        [**]   1385.4%   (1.349)  -6581.7%
                                                            ===================================================================

                                                            -------------------------------------------------------------------
Real Estate Net Cash Used (Provided)                               0.040     100.0%       --         --      --          --
                                                            -------------------------------------------------------------------

Consolidated Net Cash Flow                                        (0.019)    100.0%        [**]    765.0%   (1.349)   6978.9%
                                                            ===================================================================

Cash Balance, Beginning of Period                                 29.210     100.0%      24.053     82.3%   24.069      82.4%

Cash Balance, End of Period                                       29.267     100.0%        [**]     83.2%   22.720      77.6%

---------------------------------------------------------------------------------------------------------
                                                                         FY 2002             FY 2003
                                                                    Monthly             Monthly
                                                                    Average  % Actual   Average  % Actual
---------------------------------------------------------------------------------------------------------
Cash Flow Used for Operations
    Salaries and Benefits [a]                                        0.188     71.1%    0.188     71.1%
    Travel                                                           0.025    238.1%    0.025    238.1%
    Directors' Fees                                                  0.015     80.5%    0.015     80.5%
    Consulting                                                       0.002     12.3%    0.002     12.3%
    Equity Restructuring Costs                                       --         --      --         --
    Audit                                                            0.006    115.0%    0.006    115.0%
    Actuarial Fees                                                   0.002    175.0%    0.002    175.0%
    Legal Fees  [b]                                                  0.013     10.4%    0.013     10.4%
    Legal Settlements [c]                                            --         --      --         --
    Insurance  [d]                                                   0.082    253.6%    0.082    253.6%
    Public Company Expenses                                          0.011     70.2%    0.011     70.2%
    Rent, Supplies and Other                                         0.030    180.0%    0.030    180.0%
    Reimbursable Expenses                                            --         --      --         --

Other Cash Outflows
    Retiree Payments                                                 0.039     50.2%    0.035     44.6%
    Environmental Payments                                           0.012     66.4%    0.008     43.2%
    Tax Payments                                                     0.008     34.5%    0.008     34.8%
    USHDI Cash Outflows                                              --         --      --         --
    NAC Discounted Operations                                        --         --      --         --
    Purchase of PP&E                                                 --         --      --         --
    Reclass of CD's Out of "Cash & Equivalents"                      --         --      --         --
    Miscellaneous                                                    --         --      --         --
    Interest Expense                                                 --         --      --         --
    Repayment of Trustee Note                                        --         --      --         --
    Interest Expense on Negative Cash @ 10%                          --         --      --         --

Preferred Stock Settlement (100%)
    Cash Paid to all Preferreds                                      --         --      --         --
    Elliot/Marx Expenses                                             --         --      --         --
    Avatex Transaction and Legal Expense, Including Merger Expense   --         --      --         --
    Interest Expense on Preferred Stock Note                         0.095      --      0.111      --
    Payment of Note                                                  0.096      --      2.833      --
Investments
    ChemLink                                                         --         --      --         --
    Caring Technology                                                --         --      --         --
    RAS Holdings                                                     --         --      --         --
    HPD Holdings Corp.                                               --         --      --         --
    Real Estate                                                      --         --      --         --

                                                            ---------------------------------------------
Net Cash Outflow, Corporate [e]                                      0.624     51.4%    3.368    277.8%
                                                            ---------------------------------------------

Cash Inflows
    Other Income                                                     --         --      --         --
    Dividends Received from Real Estate Operations                   --         --      --         --
    Collection of NSC Note                                           --         --      --         --
    Collection of Miscellaneous Receivables                          --         --      --         --
    Alumet                                                           0.027     32.5%    --         0.0%
    Collection of Shopko Note Receivable                             --         --      --         --
    Borrowed Funds                                                   --         --      --         --
    Sale of Carson, Inc. @ $[**]/share (1,731,690 shares)  [f]       --         --      --         --
    Sale of Phar-Mor, Inc. @ $[**]/share                             --         --      --         --
    Real Estate                                                      --         --      --         --
    Sale of JWGenesis                                                --         --      --         --
    Interest Income                                                  0.051     39.5%    0.027     20.9%

                                                            ---------------------------------------------
Net Cash Inflow, Corporate                                           0.212     17.2%    2.944    238.7%
                                                            ---------------------------------------------

Corporate Net Cash Flow                                             (0.412) -2007.3%   (0.424) -2070.5%
                                                            =============================================

                                                            ---------------------------------------------
Real Estate Net Cash Used (Provided)                                 --         --      --         --
                                                            ---------------------------------------------

Consolidated Net Cash Flow                                          (0.412)  2128.4%   (0.424)  2195.5%
                                                            =============================================

Cash Balance, Beginning of Period                                   12.549     43.0%    6.727     23.0%

Cash Balance, End of Period                                         12.137     41.5%    6.302     21.5%

--------------------------------------------------------------------------------
Notes:
      [a] Salaries and benefits are declining over the course of the forecast due to the expected decline in the number of individuals employed by Avatex.
      [b] Legal fees are increasing considerably in FY 2000 due to the $775k for legal expenses in accounts payable to be paid in February 1999. The fees associated with the Derivative lawsuit are another factor associated with the higher legal fees forecast in the near-term.
      [c] Legal settlements are expected in 5/99 with payment of $1.0 million in the '94 Shareholder Suit and $[**] in [**] for the Derivative suit. In [**] settlement of $[**] is expected to be paid in the Derivative lawsuit.
      [d] Insurance costs are increasing considerably in FY 2000 and continuing at this level throughout the forecast period.
      [e] The preferred stock settlement, primarily the cash ($17mm) paid to preferreds, caused the corporate net cash outflow in FY 2000 to rise considerably. The repayment of the trustee note ($10 mm) is the primary reason for the rise in net cash outflow in FY 2001. In FY 2002, Avatex has not forecast any venture capital investments.
      [f] The sale of all of the shares of Carson, Inc. owned by Avatex for $[**] million is forecast for [**].

--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

AVATEX CORPORATION
Actual Statement of Cash Flows
($000,000s)

---------------------------------------------------------------------------------------------------------------------------
                                                                                       6 Month Actual
                                                                  Apr-98    May-98    Jun-98    Jul-98    Aug-98     Sep-98
---------------------------------------------------------------------------------------------------------------------------
Cash Flow Used for Operations
     Salaries and Benefits                                        1.366     0.976     0.271     0.314     0.214      0.211
     Travel                                                       0.059     0.005     0.046     0.015     0.011      0.009
     Directors' Fees                                              0.009     0.014     0.013     0.017     0.017      0.017
     Consulting                                                   0.022     0.011     0.011     0.022     0.020      0.017
     Equity Restructuring Costs                                   0.318     0.104     0.517     0.035     0.385      0.056
     Audit                                                        --        0.042     --        --        --         0.014
     Actuarial Fees                                               0.003     0.012     --        0.006     --         --
     Legal Fees                                                   0.154     0.049     0.129     0.081     0.157      0.098
     Legal Settlements                                            --        --        --        --        --         --
     Insurance                                                    0.362     0.077     0.057     0.001     0.138      --
     Public Company Expenses                                      0.019     0.016     0.007     0.006     0.065      0.006
     Rent, Supplies and Other                                     0.026     0.035     0.038     0.019     0.027      0.010

Other Cash Outflows
     Retiree Payments                                             0.204     0.095     0.328     0.041    (0.102)     0.037
     Environmental Payments                                       0.076     0.002     0.011     0.017     0.011      0.043
     Tax Payments                                                 0.002     --        0.035     0.085     0.022      --
     Repayment of Trustee Note                                    --        --        --        --        --         --
     Interest Expense on Negative Cash @ 10%                      --        --        --        --        --         --

Preferred Stock Settlement (100%)
     Cash Paid to all Preferreds                                  --        --        --        --        --         --
     Elliot/Marx Expenses                                         --        --        --        --        --         --
     Avatex Transaction and Legal Expense, Including
       Merger Expense                                             --        --        --        --        --         --
     Interest Expense on Preferred Stock Note                     --        --        --        --        --         --
     Payment of Note                                              --        --        --        --        --         --
Investments
     ChemLink                                                     --        --        0.125     --        --         --
     Caring Technology                                            --        --        --        --        --         --
     RAS Holdings                                                 0.467     --        --        0.467     --         --
     Real Estate                                                  --        --        --        --        --         --

                                                           ----------------------------------------------------------------
Net Cash Outflow, Corporate                                       4.367     1.447     2.468     1.121     0.970      0.499
                                                           ----------------------------------------------------------------

Cash Inflows
     Other Income                                                 0.014     0.061     0.004     0.002     0.002      0.002
     Dividends Received from Real Estate Operations               --        --        --        0.100     --         --
     Collection of NSC Note                                       --        2.500     --        --        --         --
     Collection of Miscellaneous Receivables                      --        --        --        --        --         --
     Alumet                                                       --        --        --        --        --         0.500

     Collection of Shopko Note Receivable                         --        --        --        --        0.050      --

     Borrowed Funds                                               --        --        --        --        --         --
     Sale of Carson, Inc. @ $[**]/share (1,731,690 shares)        --        --        --        --        --         --
     Sale of Phar-Mor, Inc. @ $[**]/share                         --        --        --        --        --         --
     Real Estate                                                  --        --        --        --        --         --
     Collection of Bernstein Receivable                           --        --        --        --        --         --
     CD's from 6 Months to 3 Months                                         --        --        --        --         --
     Sale of JWGenesis                                            --        --        --        --        --         --
     Interest Income                                              0.142     0.136     0.139     0.141     0.132      0.124

                                                           ----------------------------------------------------------------
Net Cash Inflow, Corporate                                        0.156     2.697     0.143     0.243     0.184      0.626
                                                           ----------------------------------------------------------------

Corporate Net Cash Flow                                          (4.211)    1.250    (2.325)   (0.878)   (0.786)     0.127
                                                           ================================================================

                                                           ----------------------------------------------------------------
Real Estate Net Cash Used (Provided)                             (0.146)    0.017    (1.051)   (0.064)   (0.226)     0.595
                                                           ----------------------------------------------------------------

Consolidated Net Cash Flow                                       (4.065)    1.233    (1.274)   (0.814)   (0.560)    (0.468)
                                                           ================================================================

Cash Balance, Beginning of Period                                34.193    30.128    31.361    30.087    29.273     28.713

Cash Balance, End of Period                                      30.128    31.361    30.087    29.273    28.713     28.245

---------------------------------------------------------------------------------------------------------
                                                                      6 Month Actual              6-Month
                                                                  Oct-98    Nov-98    Dec-98      Average
---------------------------------------------------------------------------------------------------------
Cash Flow Used for Operations
     Salaries and Benefits                                        0.205     0.318     0.322        0.264
     Travel                                                       0.005     0.012     0.011        0.011
     Directors' Fees                                              0.017     0.017     0.025        0.018
     Consulting                                                   0.027     0.008     0.008        0.017
     Equity Restructuring Costs                                   0.207     --        --           0.114
     Audit                                                        --        --        0.016        0.005
     Actuarial Fees                                               0.001     --        0.001        0.001
     Legal Fees                                                   0.389     0.004     0.018        0.125
     Legal Settlements                                            --        --        --           --
     Insurance                                                    --        0.055     --           0.032
     Public Company Expenses                                      0.005     0.001     0.011        0.016
     Rent, Supplies and Other                                     0.021     0.009     0.014        0.017

Other Cash Outflows
     Retiree Payments                                             0.331     0.110     0.052        0.078
     Environmental Payments                                       0.034     --        0.005        0.018
     Tax Payments                                                 --        --        0.025        0.022
     Repayment of Trustee Note                                    --        --        --           --
     Interest Expense on Negative Cash @ 10%                      --        --        --           --

Preferred Stock Settlement (100%)
     Cash Paid to all Preferreds                                  --        --        --           --
     Elliot/Marx Expenses                                         --        --        --           --
     Avatex Transaction and Legal Expense, Including
       Merger Expense                                             --        --        --           --
     Interest Expense on Preferred Stock Note                     --        --        --           --
     Payment of Note                                              --        --        --           --
Investments
     ChemLink                                                     --        --        2.228        0.371
     Caring Technology                                            --        --        --           --
     RAS Holdings                                                 --        --        --           0.078
     Real Estate                                                  --        --        --           --

                                                           ----------------------------------------------
Net Cash Outflow, Corporate                                       1.238     0.712     2.736        1.213
                                                           ----------------------------------------------

Cash Inflows
     Other Income                                                 0.003     0.002     --           0.002
     Dividends Received from Real Estate Operations               0.100     --        --           0.033
     Collection of NSC Note                                       --        5.000     --           0.833
     Collection of Miscellaneous Receivables                      --        --        --           --
     Alumet                                                       --        --        --           0.083

     Collection of Shopko Note Receivable                         --        --        --           0.008

     Borrowed Funds                                               --        --        --           --
     Sale of Carson, Inc. @ $[**]/share (1,731,690 shares)        --        --        --           --
     Sale of Phar-Mor, Inc. @ $[**]/share                         --        --        --           --
     Real Estate                                                  --        --        --           --
     Collection of Bernstein Receivable                           --        --        --           --
     CD's from 6 Months to 3 Months                               --        --        0.856        0.143
     Sale of JWGenesis                                            --        --        --           --
     Interest Income                                              0.121     0.113     0.151        0.130

                                                           ----------------------------------------------
Net Cash Inflow, Corporate                                        0.224     5.115     1.007        1.233
                                                           ----------------------------------------------

Corporate Net Cash Flow                                          (1.014)    4.403    (1.729)       0.021
                                                           ==============================================

                                                           ----------------------------------------------
Real Estate Net Cash Used (Provided)                             (0.352)    0.286     --           0.040
                                                           ----------------------------------------------

Consolidated Net Cash Flow                                       (0.662)    4.117    (1.729)      (0.019)
                                                           ==============================================

Cash Balance, Beginning of Period                                28.245    27.583    30.666       29.210

Cash Balance, End of Period                                      27.583    31.700    28.937       29.267

Source:  Avatex Management Projections
--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

Avatex Corporation
Benchmark Capital Structure Summary - Total Debt to Total Capital
--------------------------------------------------------------------------------

                                                         High     Low    Median
                                                         ----     ---    ------

Closed End Funds < $200mm NAV                            45.1%    7.7%    30.7%

Closed End Funds (General Equity and Specialty Equity)   48.4%    7.7%    32.4%

REIT Capital Structure

           Office Properties                             54.6%   10.4%    43.0%

           Lodging                                       78.0%   17.3%    37.9%

--------------------------------------------------------------------------------

AVATEX Corp.
Closed-End Fund Study
Funds with Market Value of Assets < $200 million

                                                                                                                          Market
                                                           Net Asset    Market   Premium/    52 Week   3 Year   Shares     Value
Ticker  Name                                  Exchange       Value      Price    Discount    Return    Return    Out.    of Assets
-----------------------------------------------------------------------------------------------------------------------------------
CREN    Corp Renaissance                      Nasdaq           9.27      7.06     -23.8%      20.2%     -8.3%    0.76       7.05

EGX     Engex                                 American        10.05      8.38     -16.7%      -9.4%    -11.1%    0.98       9.85


RIF     C&S Realty                            American         7.48      9.00      20.3%     -10.6%     14.7%    2.88      21.54


HQL     H&Q Life Sciences Investors           NYSE            16.30     12.50     -23.3%      -3.9%     -0.9%    3.70      60.31


MFV     MFS Special Value Trust               NYSE            15.05     15.38       2.2%     -10.4%     10.4%    6.00      90.30

ETF     Emerging Markets Telecommunications   NYSE            11.17      9.19     -17.7%     -13.4%     -2.6%    8.43      94.16


DGF     Delaware Group Global Div & Inc       NYSE            15.37     15.19      -1.2%      -6.5%     12.6%    6.65     102.21

EQS     Equus II                              NYSE            21.59     16.25     -24.7%     -31.9%      8.6%    4.83     104.28

HQH     H&Q Health Inv                        NYSE            19.66     14.81     -24.7%      -7.4%     -2.1%    5.55     109.11


AMO     Alliance All-Market                   NYSE            45.00     46.31       2.9%      70.2%     48.6%    2.51     112.95


GGT     Gabelli Global Media                  NYSE            13.19     11.13     -15.7%      40.6%     28.9%    8.61     113.57

MGC     Morgan Growth Small Cap Fund          NYSE            11.67      9.81     -15.9%      -3.4%      9.4%    9.79     114.25


OTCM    Royce Micro-Cap Trust                 Nasdaq           9.87      8.25     -16.4%     -13.0%     10.6%   12.15     119.92


BLU     Blue Chip Value                       NYSE            10.20     10.00      -2.0%       8.6%     23.5%   14.15     144.33

ASG     Liberty All-Star Growth Fund          NYSE            12.80     11.13     -13.1%       2.1%     18.9%   11.34     145.15


EMG     Emerging Markets Infrastructure       NYSE             9.37      7.19     -23.3%     -31.9%    -11.6%   16.11     150.95


DDF     Delaware Group Div & Inc              NYSE            15.24     17.19      12.8%       5.8%     17.0%   13.00     198.12


                                                                    ---------------------------------------------------------------
                                                                    Low           -24.7%     -31.9%    -11.6%               7.05
                                                                    High           20.3%      70.2%     48.6%             198.12

                                                                    Median        -15.9%      -6.5%     10.4%             109.11
                                                                    Average       -10.6%       0.3%      9.8%              99.89
                                                                    ---------------------------------------------------------------

                                               Potential   Debt to
                                               Cap Gains    Total
Ticker  Name                                   Exposure     Equity    Description
-------------------------------------------------------------------------------------------------------------------
CREN    Corp Renaissance                           N/A         N/A    Conservative, blue-chip, growth oriented
                                                                      stocks
EGX     Engex                                   -22.00        7.7%    Equity securities of large, intensely
                                                                      researched, high-quality companies;
                                                                      may use short-selling
RIF     C&S Realty                               12.00         N/A    Invests in common stocks and other
                                                                      equity securities, including convertible
                                                                      debt securities
HQL     H&Q Life Sciences Investors              23.00         N/A    Seeks long-term capital appreciation
                                                                      through equity investment; focus on
                                                                      venture capitalization
MFV     MFS Special Value Trust                  14.00       45.1%    Invests in diversified portfolio of
                                                                      common stocks
ETF     Emerging Markets Telecommunications     -22.00         N/A    Invests in dividend paying common stocks
                                                                      to grow capital; income is secondary
                                                                      objective
DGF     Delaware Group Global Div & Inc           9.00       36.6%    Seeks long-term capital appreciaiton by
                                                                      investing in existing businesses
EQS     Equus II                                 33.00       44.3%    Invests in a high-risk portfolio of
                                                                      equity securities
HQH     H&Q Health Inv                           27.00       21.5%    Seeks to generate long-term capital gains
                                                                      with equity investments in small to
                                                                      medium privately owned businesses
AMO     Alliance All-Market                      45.00       11.9%    Invests in equity securities for long-term
                                                                      growth of capital; income is secondary
                                                                      objective
GGT     Gabelli Global Media                     31.00       37.7%    Pursues common stocks with better than
                                                                      average growth potential; income secondary
MGC     Morgan Growth Small Cap Fund             12.00       29.5%    Invests in a diversified portfolio of
                                                                      equity securities seeking total investment
                                                                      return (capital appreciation and income)
OTCM    Royce Micro-Cap Trust                    22.00       20.5%    Invests in a diversified portfolio of
                                                                      equity securities; may also invest in
                                                                      government securities (capital appreciation)
BLU     Blue Chip Value                          28.00       31.8%    Seeks to maintain an annual distribution rate
                                                                      of 11% based on $15 IPO (capital appreciation)
ASG     Liberty All-Star Growth Fund             10.00       25.4%    Invests in equity securities of entertainment
                                                                      related companies; seeks long-term capital
                                                                      appreciation
EMG     Emerging Markets Infrastructure         -52.00         N/A    Seeks long-term capital appreciation by
                                                                      investing in common stocks and convertible
                                                                      securities
DDF     Delaware Group Div & Inc                 13.00       43.1%    Seeks growth of capital through equity
                                                                      securities

                               ------------------------------------
                               Low              -52.00        7.7%
                               High              45.00       45.1%

                               Median            13.50       30.7%
                               Average           11.44       29.6%
                               ------------------------------------

--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

AVATEX Corp.
Closed-End Fund Study
All Funds

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Market
                                                           Net Asset   Market     Premium/   52 Week    3 Year    Shares   Value
Ticker Name                                    Exchange      Value     Price      Discount   Return     Return     Out.   of Assets
-----------------------------------------------------------------------------------------------------------------------------------
ADX    Adams Express                          NYSE            31.96     26.25      -17.9%     19.4%      21.6%    44.40    1419.02
AMO    Alliance All-Market                    NYSE            45.00     46.31        2.9%     70.2%      48.6%     2.51     112.95


BKF    Baker Fentress                         NYSE            19.72     14.88      -24.6%      5.1%      11.5%    26.44     521.40


BEM    Bergstrom Cap                          American       199.25    178.50      -10.4%     36.8%      24.1%     1.21     241.09


BLU    Blue Chip Value                        NYSE            10.20     10.00       -2.0%      8.6%      23.5%    14.15     144.33

RIF    C&S Realty                             American         7.48      9.00       20.3%    -10.6%      14.7%     2.88      21.54

RFI    C&S Total Return Realty                NYSE            12.13     13.25        9.2%    -15.1%      15.1%      N/A        N/A

CET    Central Secs                           American        29.62     25.00      -15.6%    -10.0%      13.5%    13.56     401.65

CWF    Chartwell Dividend & Income Fund       NYSE            13.99     13.38       -4.4%       N/A        N/A      N/A        N/A


CREN   Corp Renaissance                       Nasdaq           9.27      7.06      -23.8%     20.2%      -8.3%     0.76       7.05

DDF    Delaware Group Div & Inc               NYSE            15.24     17.19       12.8%      5.8%      17.0%    13.00     198.12

DGF    Delaware Group Global Div & Inc        NYSE            15.37     15.19       -1.2%     -6.5%      12.6%     6.65     102.21


DNP    Duff & Phelps Utilities                NYSE            10.31     11.13        7.9%     12.8%      14.2%   142.84    1472.68


EMG    Emerging Markets Infrastructure        NYSE             9.37      7.19      -23.3%    -31.9%     -11.6%    16.11     150.95

ETF    Emerging Markets Telecommunications    NYSE            11.17      9.19      -17.7%    -13.4%      -2.6%     8.43      94.16


EGX    Engex                                  American        10.05      8.38      -16.7%     -9.4%     -11.1%     0.98       9.85

EQS    Equus II                               NYSE            21.59     16.25      -24.7%    -31.9%       8.6%     4.83     104.28
FF     First Financial                        NYSE             9.27      9.81        5.9%    -29.1%      12.4%      N/A        N/A

GAB    Gabelli Equity                         NYSE            11.52     11.69        1.5%     11.2%      19.5%    88.15    1015.49

GGT    Gabelli Global Media                   NYSE            13.19     11.13      -15.7%     40.6%      28.9%     8.61     113.57

GAM    General American                       NYSE            33.25     31.00       -6.8%     42.1%      30.6%    23.58     784.04

HQH    H&Q Health Inv                         NYSE            19.66     14.81      -24.7%     -7.4%      -2.1%     5.55     109.11

HQL    H&Q Life Sciences Investors            NYSE            16.30     12.50      -23.3%     -3.9%      -0.9%     3.70      60.31

GHS    INVESCO Global Health Sciences         NYSE            19.78     18.94       -4.3%     30.4%      25.7%    20.51     405.69

BTO    John Hancock Bank & Thrift Opp Fund    NYSE            11.04      9.81      -11.1%     -8.3%      28.6%    88.40     975.94

PGD    John Hancock Patriot Global Div Fund   NYSE            15.02     13.38      -11.0%      8.9%       7.5%      N/A        N/A

DIV    John Hancock Patriot Select Div Fund   NYSE            16.88     15.38       -8.9%      9.0%       8.0%      N/A        N/A


USA    Liberty All-Star Equity Fund           NYSE            13.91     12.69       -8.8%     10.2%      17.7%    79.00    1098.89


ASG    Liberty All-Star Growth Fund           NYSE            12.80     11.13      -13.1%      2.1%      18.9%    11.34     145.15


MFV    MFS Special Value Trust                NYSE            15.05     15.38        2.2%    -10.4%      10.4%     6.00      90.30


MFUN   Morgan FunShares                       Nasdaq           7.47      7.25       -2.9%     33.3%        N/A      N/A        N/A


MGC    Morgan Growth Small Cap Fund           NYSE            11.67      9.81      -15.9%     -3.4%       9.4%     9.79     114.25


GRF    NAIC Growth Fund                       Chicago         12.26     10.75      -12.3%    -23.2%        N/A      N/A        N/A



NBM    Nations Balanced Target Maturity Fund  NYSE            10.42      9.38      -10.0%      5.6%      10.5%      N/A        N/A



PEO    Petroleum & Resources Corporation      NYSE            33.31     30.94       -7.1%     -4.7%       5.9%    12.38     412.38


OTCM   Royce Micro-Cap Trust                  Nasdaq           9.87      8.25      -16.4%    -13.0%      10.6%    12.15     119.92



RVT    Royce Value Trust                      NYSE            15.26     13.69      -10.3%      4.1%      12.6%    26.35     402.10


SBF    Salomon Brothers Fund                  NYSE            18.67     17.94       -3.9%     30.7%      27.4%    83.48    1558.57


SOR    Source Capital                         NYSE            46.32     50.00        7.9%      6.1%      19.3%     7.31     338.60



STBF   Southeastern Thrift & Bank Fund        Nasdaq          23.00     20.75       -9.8%    -17.0%      17.7%      N/A        N/A


TMF    Thermo Opportunity Fund                American          N/A      6.50         N/A    -35.4%        N/A      N/A        N/A


TY     Tri-Continental                        NYSE            33.80     28.50      -15.7%     27.1%      23.7%    83.87    2834.81


TUX    Tuxis Corp                             American        16.56     15.75       -4.9%     11.2%        N/A      N/A        N/A



ZF     Zweig Fund                             NYSE            11.79     10.56      -10.4%     -9.4%       9.2%    48.60     572.99



                                                                 ------------------------------------------------------------------
                                                                 Low               -24.7%    -35.4%     -11.6%                7.05
                                                                 High               20.3%     70.2%     -11.6%             2834.81

                                                                 Median            -10.2%      3.1%      14.7%              150.95
                                                                 Average            -8.4%      3.5%      14.9%              382.39
                                                                 ------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                              Potential    Debt to
                                              Cap Gains    Total
Ticker Name                                   Exposure     Capital   Description
------------------------------------------------------------------------------------------------------------------------
ADX    Adams Express                            50.00        35.5%   Conservative, blue-chip, growth oriented stocks
AMO    Alliance All-Market                      45.00        11.9%   Equity securities of large, intensely
                                                                     researched, high-quality companies; may use
                                                                     short-selling
BKF    Baker Fentress                           21.00        40.9%   Invests in common stocks and other equity
                                                                     securities, including convertible debt
                                                                     securities
BEM    Bergstrom Cap                            71.00        23.8%   Seeks long-term capital appreciation through
                                                                     equity investment; focus on venture
                                                                     capitalization
BLU    Blue Chip Value                          28.00        31.8%   Invests in diversified portfolio of common
                                                                     stocks
RIF    C&S Realty                               12.00          N/A   Invests in dividend paying common stocks to grow
                                                                     capital; income is secondary objective
RFI    C&S Total Return Realty                   8.00          N/A   Seeks long-term capital appreciaiton by
                                                                     investing in existing businesses
CET    Central Secs                             62.00        15.5%   Invests in a high-risk portfolio of equity
                                                                     securities
CWF    Chartwell Dividend & Income Fund           N/A          N/A   Seeks to generate long-term capital gains with
                                                                     equity investments in small to medium privately
                                                                     owned businesses
CREN   Corp Renaissance                           N/A          N/A   Invests in equity securities for long-term growth
                                                                     of capital; income is secondary objective
DDF    Delaware Group Div & Inc                 13.00        43.1%   Pursues common stocks with better than average
                                                                     growth potential; income secondary
DGF    Delaware Group Global Div & Inc           9.00        36.6%   Invests in a diversified portfolio of equity
                                                                     securities seeking total investment return
                                                                     (capital appreciation and income)
DNP    Duff & Phelps Utilities                  13.00        48.3%   Invests in a diversified portfolio of equity
                                                                     securities; may also invest in government
                                                                     securities (capital appreciation)
EMG    Emerging Markets Infrastructure         -52.00          N/A   Seeks to maintain an annual distribution rate of
                                                                     11% based on $15 IPO (capital appreciation)
ETF    Emerging Markets Telecommunications     -22.00          N/A   Invests in equity securities of entertainment
                                                                     related companies; seeks long-term capital
                                                                     appreciation
EGX    Engex                                   -22.00         7.7%   Seeks long-term capital appreciation by investing
                                                                     in common stocks and convertible securities
EQS    Equus II                                 33.00        44.3%   Seeks growth of capital through equity securities
FF     First Financial                          -8.00          N/A   Invests primarily in equity securities of
                                                                     micro-cap companies in the OTC market
GAB    Gabelli Equity                           38.00        37.5%   Invests primarily in the equity securities of
                                                                     small to medium sized companies
GGT    Gabelli Global Media                     31.00        37.7%   Invests for the longer term in a common stock
                                                                     portfolio of companies
GAM    General American                         43.00        28.0%   Intends to meet dividend requirements of preferred
                                                                     shareholders
HQH    H&Q Health Inv                           27.00        21.5%   Serves pension plans, institutions and individuals
                                                                     by investing in a portfolio of equity securities
HQL    H&Q Life Sciences Investors              23.00          N/A   Seeks capital appreciation by investing in equity
                                                                     securities
GHS    INVESCO Global Health Sciences           21.00        22.4%   Invests in publicly traded real estate securities;
                                                                     seeks high current income and capital appreciation
BTO    John Hancock Bank & Thrift Opp Fund      57.00          N/A   Invests in publicly traded real estate securities;
                                                                     seeks high current income and capital appreciation
PGD    John Hancock Patriot Global Div Fund      8.00        48.4%   Seeks high current income by investing in equity
                                                                     securities and preferred stocks
DIV    John Hancock Patriot Select Div Fund     13.00        47.2%   Seeks high current income by investing in equity
                                                                     securities, preferred stocks, convertibles and
                                                                     corporate bonds
USA    Liberty All-Star Equity Fund            182.00        32.9%   Fund invests in income-generating equity securities
                                                                     of U.S. and foreign issuers and non-convertible
                                                                     debt securities
ASG    Liberty All-Star Growth Fund             10.00        25.4%   Invests in a diversified portfolio of equity and
                                                                     fixed income securities of companies in the public
                                                                     utilities industry
MFV    MFS Special Value Trust                  14.00        45.1%   Seeks long-term capital appreciation by investing
                                                                     in equity securities of infrastructure companies
                                                                     in emergin countries
MFUN   Morgan FunShares                         56.00        27.7%   Seeks long-term capital appreciation by investing
                                                                     in equity securities of telecommunication companies
                                                                     in emerging countries
MGC    Morgan Growth Small Cap Fund             12.00        29.5%   Seeks long-term capital appreciation by investing
                                                                     in savings and banking institutions and their
                                                                     holding companies
GRF    NAIC Growth Fund                         60.00        27.9%   Seeks long-term capital appreciation by investing
                                                                     in common stock and other securities of foreign
                                                                     and domestic companies in the telecomm, media
                                                                     and publishing industries
NBM    Nations Balanced Target Maturity Fund    12.00        35.5%   Seeks long-term capital growth in securities of
                                                                     companies in the health services and medical
                                                                     technology industries; 40% of net assets may be
                                                                     invested in venture capital
PEO    Petroleum & Resources Corporation        30.00        32.7%   Seeks long-term capital appreciation in companies
                                                                     engaged in facilitating scientific advances in
                                                                     healthcare and agriculture
OTCM   Royce Micro-Cap Trust                    22.00        20.5%   Seeks capital appreciation from equity and related
                                                                     securities of U.S. and foreign companies involved
                                                                     in the products and services relating to health
                                                                     sciences
RVT    Royce Value Trust                        24.00        24.5%   Seeks long-term capital appreciation from equity
                                                                     securities of U.S. regional banks and thrifts
                                                                     and their holding companies
SBF    Salomon Brothers Fund                    44.00        32.4%   Seeks high level of current income by investing in
                                                                     dividend paying preferred and common stocks of
                                                                     foreign and domestic issuers
SOR    Source Capital                           15.00        22.1%   Seeks high level of current income by investing in
                                                                     dividend paying preferred and common stocks to
                                                                     maximize income qualifying for Dividend Received
                                                                     Reduction
STBF   Southeastern Thrift & Bank Fund          65.00          N/A   Seeks long-term growth of capital by investing in
                                                                     zero coupon U.S. treasury obligations, common
                                                                     stocks and other investment grade debt securities
TMF    Thermo Opportunity Fund                    N/A        28.6%   Seeks preservation of capital by investing in
                                                                     companies in petroleum or natural resources
                                                                     industries
TY     Tri-Continental                          41.00        35.9%   Seeks long-term capital appreciation by investing
                                                                     in equity securities of Southwester savings and
                                                                     loan institutions and S&L holding companies
TUX    Tuxis Corp                                1.00          N/A   Seeks long-term capital appreciation by investing
                                                                     in direct and indirect subsidiaries of Thermo
                                                                     Electron Corporation and companies in related
                                                                     industries
ZF     Zweig Fund                               10.00        37.7%   Seeks highest possible income exempt from federal
                                                                     income taxes by investing in municipal and equity
                                                                     securities

                                ----------------------------------
                                Low            -52.00        48.4%
                                High           182.00         7.7%

                                Median          23.5%        32.4%
                                Average         29.0%        31.5%
                                ----------------------------------

Sources: Bloomberg, Barron's (January 25, 1999), Standard & Poor's Stock Guide
--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

                          Houlihan Lokey Howard & Zukin

REIT Discounts, Yields & Pricing
--------------------------------------------------------------------------------
(As of December 24, 1998)



                                       Closing    Estimated  Premium/     Indicated   Dividend            FFO Value (1)
                                       Price as   Per-Share (Discount)      Annual    Yield on       ---------------------
REIT Name                             of 12/24/98   NAV (1)   to NAV       Dividend   12/24/98       1998 (E)     1999 (E)
===================================   ================================    =====================   ============================
-----------------------------------
Lodging
-----------------------------------
Boykin Lodging Co                        $13.50     $30.72    -56.1%         $1.88      13.9%          $2.61        $2.64
Equity Inns Inc                          $10.06     $15.09    -33.3%         $1.24      12.3%          $1.70        $1.78
Felcor Suite Hotels Inc                  $22.56     $28.00    -19.4%         $2.20       9.8%          $3.77        $4.06
Hospitality Properties Trust             $26.13     $27.36     -4.5%         $2.68      10.3%          $3.60        $3.97
Innkeepers USA                           $10.75     $13.40    -19.8%         $1.12      10.4%          $1.65        $1.79
Patriot Amern Hospitality Inc             $5.75     $21.84    -73.7%         $0.64      11.1%          $1.90        $2.01
RFS Hotel Invs                           $12.75     $18.66    -31.7%         $1.44      11.3%          $2.30        $2.47
Starwood Lodging Trust                   $22.88     $31.28    -26.9%         $0.60       2.6%          $4.59        $4.89
Sunstone Hotel Invs Inc                   $9.13     $13.01    -29.8%         $1.14      12.5%          $1.50        $1.65
Winston Hotels                            $8.81     $16.03    -45.0%         $1.08      12.3%          $1.68        $1.74

Number of REITs Sampled:       10

------------------------------------------------------------------------------------------------------------------------------
High                                                           -4.5%                    13.9%
Low                                                           -73.7%                     2.6%

Median                                                        -30.7%                    11.2%
Mean                                                          -34.0%                    10.6%
------------------------------------------------------------------------------------------------------------------------------


                                                                                                        AFFO Multiples
                                         FFO Multiple          AFFO Value (1)               ------------------------------------
                                      --------------------   ------------------  AFFO Mult.  LTM        LTM
REIT Name                             1998 (E)    1999 (E)   1998 (E)  1999 (E)   12/24/98   High       Low    1998 (E)  1999 (E)
===================================  ============================================================================================
-----------------------------------
Lodging
-----------------------------------
Boykin Lodging Co                        5.2         5.1      $1.91    $1.93         7.0     14.9       6.0       7.1       7.0
Equity Inns Inc                          5.9         5.7      $1.51    $1.58         6.4     10.6       5.8       6.7       6.4
Felcor Suite Hotels Inc                  6.0         5.6      $2.91    $3.05         7.4     13.6       6.0       7.8       7.4
Hospitality Properties Trust             7.3         6.6      $2.97    $3.19         8.2     12.4       8.3       8.8       8.2
Innkeepers USA                           6.5         6.0      $1.53    $1.57         6.8     11.0       5.5       7.0       6.8
Patriot Amern Hospitality Inc            3.0         2.9      $1.24    $1.40         4.1     23.8       4.4       4.6       4.1
RFS Hotel Invs                           5.5         5.2      $1.90    $2.05         6.2     11.3       5.0       6.7       6.2
Starwood Lodging Trust                   5.0         4.7      $3.42    $3.55         6.4     17.0       5.5       6.7       6.4
Sunstone Hotel Invs Inc                  6.1         5.5      $1.10    $1.24         7.4     15.8       5.9       8.3       7.4
Winston Hotels                           5.2         5.1      $1.50    $1.59         5.5      9.3       4.5       5.9       5.5

Number of REITs Sampled:       10

---------------------------------------------------------------------------------------------------------------------------------
High                                                                                         23.8       8.3       8.8       8.2
Low                                                                                           9.3       4.4       4.6       4.1

Median                                                                                       13.0       5.7       6.9       6.6
Mean                                                                                         14.0       5.7       7.0       6.5
---------------------------------------------------------------------------------------------------------------------------------

                                         AFFO
                                      Growth Rate
                                      -----------                          Debt as a     Implicit
                                         1999         Total     Total     % of Total       LTM
REIT Name                               vs 1998       Debt     Mrkt Cap     Mrkt Cap      Return
===================================   ===========   =================================   ==========
-----------------------------------
Lodging
-----------------------------------
Boykin Lodging Co                          1.0%       $122.0     $369.1       33.1%        15.0%
Equity Inns Inc                            4.6%       $233.1     $618.5       37.7%        17.0%
Felcor Suite Hotels Inc                    4.8%     $1,504.9   $3,208.2       46.9%        14.6%
Hospitality Properties Trust               7.4%       $250.0   $1,441.3       17.3%        17.7%
Innkeepers USA                             2.6%       $160.5     $594.0       27.0%        13.0%
Patriot Amern Hospitality Inc             12.9%     $3,664.0   $4,696.1       78.0%        24.0%
RFS Hotel Invs                             7.9%       $222.6     $584.4       38.1%        19.2%
Starwood Lodging Trust                     3.8%     $7,431.0  $12,050.8       61.7%         6.4%
Sunstone Hotel Invs Inc                   12.7%       $369.6     $745.6       49.6%        25.2%
Winston Hotels                             6.0%        $44.1     $203.6       21.7%        18.3%

Number of REITs Sampled:       10

-------------------------------------------------------------------------------------------------
High                                      12.9%                               78.0%        25.2%
Low                                        1.0%                               17.3%         6.4%

Median                                     5.4%                               37.9%        17.3%
Mean                                       6.4%                               41.1%        17.0%
-------------------------------------------------------------------------------------------------

(1) Represents a consensus of estimates supplied by analysts and portfolio managers

Source: Realty Stock Review

--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin

                          Houlihan Lokey Howard & Zukin

REIT Discounts, Yields & Pricing
--------------------------------------------------------------------------------
(As of December 24, 1998)



                                       Closing    Estimated  Premium/     Indicated   Dividend            FFO Value (1)
                                       Price as   Per-Share (Discount)      Annual    Yield on       ---------------------
REIT Name                             of 12/24/98   NAV (1)   to NAV       Dividend   12/24/98       1998 (E)     1999 (E)
===================================   ================================    =====================   ===========================
-----------------------------------
Office Properties
-----------------------------------
Alexandria Real Estate Equities          $31.38     $24.63     27.4%         $1.60       5.1%          $2.40        $2.69
Arden Realty Group                       $22.94     $24.50     -6.4%         $1.68       7.3%          $2.37        $2.64
Boston Properties                        $30.38     $27.87      9.0%         $1.70       5.6%          $2.47        $2.88
Carramerica Rlty Corp                    $23.25     $27.99    -16.9%         $1.85       8.0%          $2.63        $2.86
Cornerstone Properties                   $15.38     $15.82     -2.8%         $1.20       7.8%          $1.45        $1.58
Equity Office Properties                 $23.00     $21.66      6.2%         $1.36       5.9%          $1.88        $2.12
Duke Realty Invt                         $23.69     $24.79     -4.4%         $1.48       6.2%          $2.30        $2.51
Great Lakes Reit                         $15.56     $17.51    -11.1%         $1.28       8.2%          $1.70        $1.87
Highwoods Properties Inc                 $25.75     $29.96    -14.1%         $2.16       8.4%          $3.25        $3.55
Kilroy Rlty Corp                         $22.38     $22.86     -2.1%         $1.62       7.2%          $2.29        $2.50
Mack-Cali Realty Corp                    $30.38     $30.25      0.4%         $2.20       7.2%          $3.05        $3.28
Parkway Pptys Inc                        $32.25     $32.75     -1.5%         $1.80       5.6%          $2.99        $3.32
Prentiss Properties                      $20.88     $25.34    -17.6%         $1.60       7.7%          $2.54        $2.85
Prime Group Realty Tr                    $14.50       #N/A    #N/A           $1.35       9.3%          $1.85        $2.15
Reckson Associates Realty                $22.75     $22.12      2.8%         $1.35       5.9%          $2.01        $2.18
Spieker Pptys Inc.                       $35.13     $32.67      7.5%         $2.28       6.5%          $2.93        $3.27
Tower Realty                             $19.94     $25.93    -23.1%         $1.69       8.5%          $2.26        $2.44
Trizec Hahn Corp                         $20.31     $23.22    -12.5%         $0.30       1.5%          $1.65        $2.05

Number of REITs Sampled:       18

-----------------------------------------------------------------------------------------------------------------------------
High                                                            7.5%                     9.3%
Low                                                           -23.1%                     1.5%

Median                                                         -2.8%                     7.2%
Mean                                                           -5.6%                     6.9%
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------
Industrial Properties
-----------------------------------
AMB Ppty                                 $21.44     $20.02      7.1%         $1.37       6.4%          $1.89        $2.11
Bedford Ppty Invs Inc                    $16.56     $20.50    -19.2%         $1.44       8.7%          $1.86        $2.07
Brandywine Rlty Tr                       $17.94     $23.76    -24.5%         $1.56       8.7%          $2.16        $2.44
Cabot Industrial Tr                      $18.63     $20.00     -6.9%         $1.30       7.0%          $1.79        $2.04
Centerpoint Properties                   $33.94     $25.91     31.0%         $1.90       5.6%          $2.57        $2.96
Eastgroup Properties                     $18.75     $19.72     -4.9%         $1.36       7.3%          $2.05        $2.24
First Indl Rlty Tr Inc                   $25.75     $26.46     -2.7%         $2.40       9.3%          $2.95        $3.31
Liberty Ppty Tr                          $25.00     $22.76      9.8%         $1.80       7.2%          $2.54        $2.77
Meridian Indl Tr Inc                     $23.19     $19.15     21.1%         $1.16       5.0%          $1.98        $2.20
Prologis Trust                           $20.06     $19.19      4.5%         $1.27       6.3%          $1.82        $2.06
Weeks Corp                               $28.06     $28.46     -1.4%         $1.86       6.6%          $2.67        $2.98

Number of REITs Sampled:       10

-----------------------------------------------------------------------------------------------------------------------------
High                                                           31.0%                     9.3%
Low                                                           -24.5%                     5.0%

Median                                                         -1.4%                     7.0%
Mean                                                            1.3%                     7.1%
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------
Combined Office & Industrial Properties
---------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
High                                                           31.0%                     9.3%
Low                                                           -24.5%                     1.5%

Median                                                         -2.4%                     7.2%
Mean                                                           -1.6%                     6.9%
-----------------------------------------------------------------------------------------------------------------------------


                                                                                                          AFFO Multiples
                                           FFO Multiple          AFFO Value (1)               ------------------------------------
                                        --------------------   ------------------  AFFO Mult.  LTM        LTM
REIT Name                               1998 (E)    1999 (E)   1998 (E)  1999 (E)   12/24/98   High       Low    1998 (E)  1999 (E)
===================================   =============================================================================================
-----------------------------------
Office Properties
-----------------------------------
Alexandria Real Estate Equities           13.1        11.7      $2.20    $2.38        13.2     15.7      11.4      14.3      13.2
Arden Realty Group                         9.7         8.7      $1.95    $2.16        10.6     16.0      10.1      11.8      10.6
Boston Properties                         12.3        10.5      $1.94    $2.35        12.9     18.6      12.1      15.7      12.9
Carramerica Rlty Corp                      8.8         8.1      $2.08    $2.31        10.1     15.4       9.1      11.2      10.1
Cornerstone Properties                    10.6         9.7      $1.21    $1.28        12.0     16.4      11.0      12.7      12.0
Equity Office Properties                  12.2        10.8      $1.63    $1.83        12.6     15.3      12.0      14.1      12.6
Duke Realty Invt                          10.3         9.4      $1.71    $1.90        12.5     18.9      11.8      13.9      12.5
Great Lakes Reit                           9.2         8.3      $1.38    $1.52        10.2     14.6      10.3      11.3      10.2
Highwoods Properties Inc                   7.9         7.3      $2.70    $2.99         8.6     14.0       8.4       9.5       8.6
Kilroy Rlty Corp                           9.8         9.0      $1.99    $2.18        10.3     15.1       9.3      11.2      10.3
Mack-Cali Realty Corp                     10.0         9.3      $2.63    $2.81        10.8     16.2       9.9      11.6      10.8
Parkway Pptys Inc                         10.8         9.7      $2.43    $2.78        11.6     14.4      10.6      13.3      11.6
Prentiss Properties                        8.2         7.3      $1.95    $2.21         9.4     14.5       9.5      10.7       9.4
Prime Group Realty Tr                      7.8         6.7      $1.60    $1.85         7.8     13.9       8.1       9.1       7.8
Reckson Associates Realty                 11.3        10.4      $1.67    $1.78        12.8     16.1      11.4      13.6      12.8
Spieker Pptys Inc.                        12.0        10.7      $2.53    $2.84        12.4     17.4      12.3      13.9      12.4
Tower Realty                               8.8         8.2      $1.98    $2.10         9.5     13.4       8.6      10.1       9.5
Trizec Hahn Corp                          12.3         9.9      $1.16    $1.45        14.0     21.7      13.9      17.5      14.0

Number of REITs Sampled:       18

-----------------------------------------------------------------------------------------------------------------------------------
High                                                                                  14.0     21.7      13.9      17.5      14.0
Low                                                                                    7.8     13.4       8.1       9.1       7.8

Median                                                                                11.2     15.2      10.5      12.1      11.2
Mean                                                                                  11.0     15.9      10.5      12.3      11.0
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------
Industrial Properties
-----------------------------------
AMB Ppty                                  11.3        10.2      $1.60    $1.81        11.8     16.3      13.0      13.4      11.8
Bedford Ppty Invs Inc                      8.9         8.0      $1.69    $1.88         8.8     13.0       8.9       9.8       8.8
Brandywine Rlty Tr                         8.3         7.4      $1.87    $2.09         8.6     14.6       8.4       9.6       8.6
Cabot Industrial Tr                       10.4         9.1      $1.51    $1.77        10.5     16.6      11.2      12.3      10.5
Centerpoint Properties                    13.2        11.5      $2.36    $2.71        12.5     15.7      13.0      14.4      12.5
Eastgroup Properties                       9.1         8.4      $1.76    $1.92         9.8     12.6       9.3      10.7       9.8
First Indl Rlty Tr Inc                     8.7         7.8      $2.65    $3.01         8.6     14.3       8.2       9.7       8.6
Liberty Ppty Tr                            9.8         9.0      $2.10    $2.33        10.7     14.0       9.6      11.9      10.7
Meridian Indl Tr Inc                      11.7        10.5      $1.72    $1.92        12.1     15.6      10.7      13.5      12.1
Prologis Trust                            11.0         9.7      $1.51    $1.73        11.6     17.5      13.1      13.3      11.6
Weeks Corp                                10.5         9.4      $2.35    $2.64        10.6     14.3      11.3      11.9      10.6

Number of REITs Sampled:       10

-----------------------------------------------------------------------------------------------------------------------------------
High                                      13.2        11.5                            12.5     17.5      13.1      14.4      12.5
Low                                        8.3         7.4                             8.6     12.6       8.2       9.6       8.6

Median                                    10.4         9.1                            10.6     14.6      10.7      11.9      10.6
Mean                                      10.3         9.2                            10.5     15.0      10.6      11.9      10.5
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------
Combined Office & Industrial Properties
---------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
High                                      13.2        11.7                            14.0     21.7      13.9      17.5      14.0
Low                                        7.8         6.7                             7.8     12.6       8.1       9.1       7.8

Median                                    10.3         9.3                            10.7     15.4      10.6      11.9      10.7
Mean                                      10.3         9.2                            10.9     15.6      10.6      12.3      10.9
-----------------------------------------------------------------------------------------------------------------------------------

                                         AFFO
                                      Growth Rate
                                      -----------                          Debt as a     Implicit
                                         1999         Total     Total     % of Total       LTM
REIT Name                               vs 1998       Debt     Mrkt Cap     Mrkt Cap      Return
===================================   ===========   =================================   ==========
-----------------------------------
Office Properties
-----------------------------------
Alexandria Real Estate Equities            8.2%       $258.9     $654.2       39.6%        13.3%
Arden Realty Group                        10.8%       $175.0   $1,678.4       10.4%        18.1%
Boston Properties                         21.1%     $1,947.4   $4,637.5       42.0%        26.7%
Carramerica Rlty Corp                     11.1%     $1,371.2   $3,606.9       38.0%        19.0%
Cornerstone Properties                     5.8%       $997.6     $337.7      295.4%        13.6%
Equity Office Properties                  12.3%     $1,027.0   $3,400.2       30.2%        18.2%
Duke Realty Invt                          11.1%     $5,672.1  $12,699.0       44.7%        17.4%
Great Lakes Reit                          10.1%       $221.3     $484.3       45.7%        18.4%
Highwoods Properties Inc                  10.7%     $1,857.0   $4,049.3       45.9%        19.1%
Kilroy Rlty Corp                           9.5%       $403.9   $1,189.1       34.0%        16.8%
Mack-Cali Realty Corp                      6.8%     $1,400.0   $3,620.4       38.7%        14.1%
Parkway Pptys Inc                         14.4%       $256.6     $582.3       44.1%        20.0%
Prentiss Properties                       13.3%       $882.7   $1,846.1       47.8%        21.0%
Prime Group Realty Tr                     15.6%       $451.1     $825.5       54.6%        24.9%
Reckson Associates Realty                  6.6%       $841.9   $2,111.4       39.9%        12.5%
Spieker Pptys Inc.                        12.3%     $1,773.8   $4,786.8       37.1%        18.7%
Tower Realty                               6.1%       $291.2     $660.1       44.1%        14.5%
Trizec Hahn Corp                          25.0%     $4,076.9   $7,605.3       53.6%        26.5%

Number of REITs Sampled:       18

-------------------------------------------------------------------------------------------------
High                                      25.0%                              295.4%        26.5%
Low                                        5.8%                               10.4%        12.5%

Median                                    10.9%                               43.0%        18.3%
Mean                                      11.4%                               54.8%        18.3%
-------------------------------------------------------------------------------------------------


-----------------------------------
Industrial Properties
-----------------------------------
AMB Ppty                                  13.1%       $922.1   $2,954.5       31.2%        19.5%
Bedford Ppty Invs Inc                     11.2%       $135.6     $511.6       26.5%        19.9%
Brandywine Rlty Tr                        11.8%       $955.3   $1,724.8       55.4%        20.5%
Cabot Industrial Tr                       17.2%       $217.6   $1,027.3       21.2%        24.2%
Centerpoint Properties                    14.8%       $261.3   $1,035.4       25.2%        20.4%
Eastgroup Properties                       9.1%       $161.4     $467.0       34.6%        16.3%
First Indl Rlty Tr Inc                    13.6%     $1,184.2   $2,739.4       43.2%        22.9%
Liberty Ppty Tr                           11.0%     $1,237.9   $3,257.9       38.0%        18.2%
Meridian Indl Tr Inc                      11.6%       $482.7   $1,341.5       36.0%        16.6%
Prologis Trust                            14.6%     $1,402.6   $4,659.1       30.1%        20.9%
Weeks Corp                                12.3%       $676.3   $1,578.4       42.8%        19.0%

Number of REITs Sampled:       10

-------------------------------------------------------------------------------------------------
High                                      17.2%                               55.4%        24.2%
Low                                        9.1%                               21.2%        16.3%

Median                                    12.3%                               34.6%        19.9%
Mean                                      12.8%                               34.9%        19.9%
-------------------------------------------------------------------------------------------------


---------------------------------------
Combined Office & Industrial Properties
---------------------------------------

-------------------------------------------------------------------------------------------------
High                                      25.0%                              295.4%        26.7%
Low                                        5.8%                               10.4%        12.5%

Median                                    11.6%                               39.6%        19.0%
Mean                                      12.1%                               47.2%        19.0%
-------------------------------------------------------------------------------------------------